UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,D.C.20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-09917

SENTINEL VARIABLE PRODUCTS TRUST

National Life Drive, Montpelier, Vermont 05604

Sentinel Asset Management, Inc.
National Life Drive, Montpelier, Vermont 05604

Registrant's telephone number, including area code:(802)229-3113

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

Annual Report

December 31, 2009

Sentinel Variable Products
Balanced Fund

Sentinel Variable Products
Bond Fund

Sentinel Variable Products
Common Stock Fund

Sentinel Variable Products
Mid Cap Growth Fund

Sentinel Variable Products
Money Market Fund

Sentinel Variable Products
Small Company Fund

Table of Contents

  4 Message to Shareholders

  7 Understanding your Sentinel Variable Products Financial
        Statements

  8 Sentinel Variable Products Balanced Fund

12 Sentinel Variable Products Bond Fund

16 Sentinel Variable Products Common Stock Fund

20 Sentinel Variable Products Mid Cap Growth Fund

24 Sentinel Variable Products Money Market Fund

26 Sentinel Variable Products Small Company Fund

30 Statement of Assets and Liabilities

32 Statement of Operations

34 Statement of Changes in Net Assets

36 Financial Highlights

38 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Actual and Hypothetical Expenses for Comparison Purposes

46 Information and Services for Shareholders

47 Board Approval of Investment Advisory Agreements

49 Trustees & Officers

Message to Shareholders

By the Skin of our Teeth

The world economy twelve months ago looked over a precipice and took fright. After a short period of confusion during administration changes, governments unleashed the largest ever seen fiscal and monetary stimulus on world economies.

Some ideas were good (providing liquidity to the system, government investment), some bad (increasing debt in every major western economy) and some disastrous (providing lifelines to companies pleading special treatment). But we came through and capital markets nearly everywhere had a good year: domestic equities, international and emerging market equities, U.S. corporate and high yield bonds and commodities. The only place where investors fared less well was in assets that performed in 2008, namely money market, U.S. treasuries, agencies and OECD sovereign bonds.

So, we made it. We are about to enter Phase 3 of the “Great Recession” and the next twelve months are critical. Let’s quickly look at what happened to set the stage:

Phase 1: low-interest rates from 2003 to 2008, and the ugly twin of excess leverage, spurred lending to poor-quality borrowers. Bank trading desks packaged and sold the loans as exotica. The exotica became illiquid and dif‘cult to price. The banks could not mark the exotica to market, their capital and equity slipped and con‘dence in ‘nancial intermediaries collapsed. The world saw a true liquidity crisis where the wheels of money, savings and borrowing seized. Economic activity plummeted. The banks asked for special treatment and got it.

Phase 2: from 2008 to 2009, the banks took on special government loans to bust the liquidity dam. Central Banks ran interest rates down to practically zero, governments everywhere passed a series of ‘scal stimulus packages. Versions of cash-for-clunkers, special credits and incentives appeared from Beijing to Bogota. The banks borrowed cheap and spent the money on trading assets with higher risk, and, this time, higher returns. Bankers breathed a sigh of relief and started to reward themselves in the ways they felt entitled. Economies stabilized but at a cost of huge government indebtedness and spiraling unemployment. Keynesians felt vindicated and a new era of benign government largesse arrived.

But the bad news is that today’s stability is fragile, much of it is highly dependent on government support. The economic signals remain irritatingly ambiguous. In the U.S. every major economic statistic seems to have its corollary: manufacturing and productivity up, store and housing sales declining and jobless, unemployment and hours-worked numbers deteriorating.

So we are entering the critical Phase 3. This is where we need to see the following:

Economy: employment will be the only statistic that matters. Companies will be slow to hire and local and national government can only take up part of the slack. Con‘dence is stable. It could improve markedly in 2010 if uncertainties like health care, taxes, savings and housing ease. On the

Message to Shareholders

whole, we prefer to be optimistic and with good reason. The U.S. economy is remarkably resilient. We will not follow the Japanese example nor will we move into European welfare statism. The engines of entrepreneurialism are just below the surface and companies have done a remarkable job in inducing productivity gains.

U.S. credit: in 2009 there was a “flight to risk.” Demand for higher income assets meant that investors looked for yield. And they found it in corporate bonds, emerging markets, high yields and even municipals. Spreads tightened and defaults turned out less than expected. But such was not the story in government bonds. The issuance of Treasuries and other government-backed securities soared 64% from two years ago. This has flooded the market to the point where the Treasury issues the entire yield curve (i.e. 2-year to 30-year securities) every month. The market does not like it. For confidence to return, we need to see less government borrowing or more revenues, or both. This could happen if the economy stabilizes and rates inch up to create a more stable yield curve. Non-government bonds look attractive. Pension funds, insurance companies and individual investors all need current income from bonds and demand outstrips supply. So we feel confident there.

China has done well in 2009. We expected it and invested both directly in China in our International fund and indirectly in U.S.-based companies with China themes in our U.S. funds. China directed its stimulus to the consumer and saw its economy grow by over 9%. It should continue to do so in 2010. We expect the Chinese government to balance the needs for the domestic economy with demands for yuan revaluation. China’s infrastructure needs, improving living standards, growing consumer market and healthcare and emerging nationalism will remain important. The theme of China and the benefits of its growth will be with us for many years to come.

There is much talk of the “lost decade” of investing. Indeed the 10-year returns on the S&P1 look pretty awful when taken on a point-to-point measure. But this hides gains that can be made by judicious asset allocation and investing with a fund company that takes risk and the management of downsize risk very seriously. We would also caution that “buy and hold” does not mean “buy and forget.” We believe in active management and moving to where we think returns will come. We continue to believe in our investment style. We have practiced it for many years with some of the most seasoned and successful portfolio managers in the business.

We look forward to the next ten years.

1 The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
   An investment cannot be made directly into an index.
Asset allocation will not ensure a profit or protect you from a loss.

Understanding your Sentinel Variable Products Financial Statements

1Schedule of Investment in Securities	4 Statement of Changes in Net Assets
This schedule shows you which investments your fund owned on	This statement shows how each fund’s net assets changed over
the last day of the reporting period. The schedule includes:	the past two reporting periods. It details how much a fund grew
• a list of each investment	or shrank as a result of:
• the number of shares/par amount of each stock, bond or	• operations — a summary of the Statement of Operations for
short-term note	the most recent period
• the market value of each investment	• distributions — income and gains distributed to
• the percentage of investments in each industry	shareholders
• the percent and dollar breakdown of each category	• capital share transactions — shareholders’ purchases,
reinvestments, and redemptions
Net assets at the beginning of the period plus the sum of
operations, distributions to shareholders and capital share
2 Statement of Assets and Liabilities	transactions result in net assets at the end of the period.
This statement details what the fund owns (assets), what it owes
(liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the
fund’s net assets. For each class of shares, the	5 Financial Highlights
net assets divided by the total number of shares outstanding	This statement itemizes current period activity and statistics and
gives you the price of an individual share, or the net asset	provides comparison data for the last five fiscal years (or less if
value per share.	the fund or class is not five years old). On a per-share basis, it
Net assets are also broken down by capital (money invested	includes:
by shareholders); net investment income not yet paid to	• share price at the beginning of the period
shareholders or net investment losses, if any; net gains earned	• investment income and capital gains or losses
on investments but not yet paid to shareholders or net losses	• income and capital gains distributions paid to shareholders
on investments (known as realized gains or losses); and finally	• share price at the end of the period
gains or losses on securities still owned by the fund (known	It also includes some key statistics for the period:
as unrealized appreciation or depreciation). This breakdown
tells you the value of net assets that are performance-related,	• total return — the overall percentage return of the fund,
such as investment gains or losses, and the value of net assets	assuming reinvestment of all distributions
that are not related to performance, such as shareholder	• expense ratio — operating expenses as a percentage of
investments and redemptions.	average net assets
• net income ratio — net investment income as a percentage
of average net assets
3 Statement of Operations	• portfolio turnover — the percentage of the portfolio that was
This statement breaks down how each fund’s net assets	replaced during the period.
changed during the period as a result of the fund’s operations.
it tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and
distributions. Fund operations include:
• income earned from investments
• management fees and other expenses
• gains or losses from selling investments (known as realized gains or losses)
• gains or losses on current fund holdings (known as
unrealized appreciation or depreciation)

Sentinel Variable Products Balanced Fund

(Unaudited)

In the fourth quarter, the Sentinel Variable Products Balanced Fund’s return was 3.16%, versus a 6.04% return for the Standard & Poor’s 500 Composite Stock Price Index1, a 0.20% return for the Barclays Capital U.S. Aggregate Bond Index2 and an average return of 3.71% for the Morningstar VA Fund Moderate Allocation (Balanced) fund group3. For the 2009 full year period, the Sentinel Variable Products Balanced Fund’s return was 21.47% compared to the 24.29% return for the Morningstar average. The S&P 500 Index was up 26.46% for the full year, while the Barclays Capital U.S. Aggregate Bond Index was up 5.93% over the same period.

Equity markets in the fourth quarter moderated the aggressive rebound evident from the lows of early March through September. For the full year period, the Technology and Consumer Discretionary sectors outperformed the general market by a wide margin, while the Financials sector underperformed. The Federal Reserve’s continuing policy of low rates led investors to chase higher returns with limited regard to company-specific risk. However, fundamental and economic indicators continue to be mixed: asset prices remain depressed, deleveraging continues both in the consumer and corporate sectors, and the unemployment rate reached double-digit levels. We maintained our overweight positions in Healthcare and Industrials, while moderating our exposure to Information Technology. We maintain our preference for Large Cap multinationals, with an emphasis on the defensive Healthcare and Industrial sectors. We maintained our underweight position in the Financials and Consumer Discretionary sectors, where we believe the risk-reward ratio remains unattractive due to the soft labor market and lack of consumer spending power.

Within the fixed-income market, we saw a decisive reversal of the flight-to-quality trade evident in 2008, which resulted in a strong relative performance for the Sentinel Variable Products Balanced Fund. Strong investor demand throughout 2009 propelled the returns of the risk sectors to double digits, leaving U.S. Treasury securities as the worst performing asset class within the fixed-income market. The investment objective of the fixed income portion of the fund is to provide current income, with relatively low risk and relatively low fluctuations in value, thus a large percentage of the Fund’s assets are invested in U.S. government securities with initial average lives of 3 years or less.

The Sentinel Variable Products Balanced Fund’s asset allocation at the end of the fourth quarter of 2009 was 68% stocks, 27% bonds and 5% cash and cash equivalents. We maintain our focus on finding attractive opportunities for total long term returns and modest levels of risk in high-quality, large cap stocks. The Sentinel Variable Products Balanced Fund is well positioned to take advantage of the current market dynamics. We plan to maintain a sizeable commitment to fixed-income securities in the Fund as a means of generating income and reducing risk.

1 The Standard & Poor’s 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.
2 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index,
   Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.
3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Balanced Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio set forth in the prospectus dated May 1, 2009, as supplemented, for the Sentinel Variable Products Balanced Fund is .085%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Standard & Poor’s 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

Sentinel Variable Products Balanced Fund

Fund Profile
at December 31, 2009
Portfolio Weightings
Asset Category	Percent of Net Assets
Domestic Common Stocks	62.7%
U.S. Government Obligations	30.6%
Foreign Stocks & ADR's	4.3%
Corporate Bonds	1.1%
Exchange Traded Funds	0.7%
Cash and Other	0.6%

Top 10 Equity Holdings*		Top Fixed Income Holdings*
				Maturity	Percent of
Description	Percent of Net Assets	Description	Coupon	Date	Net Assets
ExxonMobil Corp.	1.7%	U.S. Treasury Note	3.125%	05/15/19	8.7%
United Technologies Corp.	1.5%	U.S. Treasury Notes	4.375%	11/15/39	5.8%
Merck & Co, Inc.	1.4%	GNMA 723419	5.00%	11/15/39	3.1%
Noble Energy, Inc.	1.3%	FNMA AC1241	5.00%	07/01/39	3.1%
Int'l. Business Machines Corp.	1.2%	FNMA 735925	5.00%	10/01/35	3.0%
Chevron Corp.	1.2%	FHR 3473 DH	5.50%	07/15/38	2.1%
Comcast Corp.	1.2%	CBS Corp.	4.625%	05/15/18	1.1%
Microsoft Corp.	1.1%	Total of Net Assets*			26.9%
PepsiCo, Inc.	1.1%
Procter & Gamble Co.	1.1%
Total of Net Assets*	12.8%

Average Effective Duration (for all Fixed Income Holdings) 8.7 years**
*"Top 10 Equity Holdings" and "Top Fixed Income Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change.
More complete holdings follow.
**The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at December 31, 2009
	Principal			Principal			Principal
	Amount		Value	Amount		Value	Amount	Value
	(M=$1,000)		(Note 2)	(M=$1,000)		(Note 2)	(M=$1,000)	(Note 2)
U.S. Government Obligations 30.6%			FNMA AC1241			Corporate Bonds 1.1%
U.S. Government Agency			5%, 07/01/39	491M	$ 504,078	Media 1.1%
Obligations 16.1%			Total Federal National Mortgage			CBS Corp.
Federal Home Loan Bank 4.8%			Association		1,002,514	4.625%, 05/15/18
Agency Discount Notes:			Government National Mortgage			(Cost $182,681)	200M	$ 185,659
0.02%, 01/08/10	580M	$ 579,998	Corporation 3.1%
0.02%, 01/22/10	200M	199,997	Mortgage-Backed Securities:				Shares
Total Federal Home Loan Bank		779,995	30-Year:			Domestic Common Stocks 62.7%
Federal Home Loan Mortgage			GNMA 723419			Consumer Discretionary 6.1%
Corporation 2.1%			5%, 11/15/39	499M	514,006	Coach, Inc.	2,000	73,060
Collateralized Mortgage Obligations:			Total U.S. Government Agency
FHR 3473 DH			Obligations		2,637,683	Comcast Corp.	11,950	191,319
5.5%, 07/15/38	326M	341,168	U.S. Treasury Obligations 14.5%			Gap, Inc.	4,300	90,085
Federal National Mortgage			3.125%, 05/15/19	1,500M	1,421,016	McDonald's Corp.	2,000	124,880
Association 6.1%			4.375%, 11/15/39	1,000M	957,501	McGraw-Hill Cos., Inc.	2,500	83,775
Mortgage-Backed Securities:					2,378,517	Nike, Inc.	1,000	66,070
30-Year:			Total U.S. Government			Polo Ralph Lauren Corp.	1,000	80,980
FNMA 735925			Obligations			Time Warner Cable, Inc.	2,000	82,780
5%, 10/01/35	485M	498,436	(Cost $5,125,953)		5,016,200	Time Warner, Inc.	5,000	145,700

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Balanced Fund

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)
TJX Cos., Inc.	1,700	$ 62,135	Medtronic, Inc.	2,500	$ 109,950	Telecommunication Services 1.8%
		1,000,784	Merck & Co, Inc.	6,383	233,235	AT&T, Inc.	3,000	$84,090
Consumer Staples 5.8%			Mettler-Toledo Int'l., Inc. *	600	62,994	Rogers Communications, Inc.	2,500	77,500
Altria Group, Inc.	2,000	39,260	Pfizer, Inc.	7,500	136,425	Verizon Communications, Inc.	4,000	132,520
CVS Caremark Corp.	2,700	86,967	St. Jude Medical, Inc. *	1,000	36,780			294,110
HJ Heinz Co.	3,000	128,280	Zimmer Holdings, Inc. *	2,500	147,775	Utilities 0.5%
Kellogg Co.	2,500	133,000			1,834,229	Entergy Corp.	1,000	81,840
Kraft Foods, Inc.	4,000	108,720	Industrials 9.7%			Total Domestic Common Stocks
PepsiCo, Inc.	3,000	182,400	Boeing Co.	2,000	108,260	(Cost $8,677,763)		10,270,649
Philip Morris Inc. Int'l.,	2,000	96,380	Canadian National Railway Co.	1,800	97,848	Exchange Traded Funds 0.7%
Procter & Gamble Co.	2,900	175,827				Financials 0.7%
		950,834	Deere & Co.	1,500	81,135	SPDR KBW Regional Banking
			General Dynamics Corp.	1,500	102,255	(Cost $106,021)	5,000	111,250
Energy 7.2%			General Electric Co.	10,000	151,300	Foreign Stocks & ADR's 4.3%
Chevron Corp.	2,500	192,475	Honeywell Int'l., Inc.	4,000	156,800	Australia 0.7%
EOG Resources, Inc.	1,000	97,300	L-3 Communications Holdings,			BHP Billiton Ltd. ADR	1,500	114,870
ExxonMobil Corp.	4,000	272,760	Inc.	1,500	130,425	Finland 0.6%
Noble Energy, Inc.	3,000	213,660	Lockheed Martin Corp.	1,500	113,025	Nokia Corp. ADR	7,200	92,520
Pride Int'l., Inc. *	2,000	63,820	Northrop Grumman Corp.	1,700	94,945	Germany 0.7%
Schlumberger Ltd.	2,500	162,725	Tyco Int'l. Ltd.	1,500	53,520	SAP AG ADR	2,500	117,025
Transocean Ltd. *	1,000	82,800	Union Pacific Corp.	2,000	127,800	Israel 0.7%
Weatherford Int'l. Ltd. *	5,500	98,505	United Technologies Corp.	3,500	242,935	Teva Pharmaceutical Industries
		1,184,045	Waste Management, Inc.	3,500	118,335	Ltd. ADR	2,000	112,360
Financials 6.5%					1,578,583	Mexico 1.0%
ACE Ltd.	2,000	100,800	Information Technology 11.6%			America Movil SA de CV ADR	3,500	164,430
American Express Co.	2,700	109,404	Accenture PLC	4,000	166,000	United Kingdom 0.6%
Bank of America Corp.	6,500	97,890	Activision Blizzard, Inc. *	6,000	66,660	Diageo PLC ADR	1,500	104,115
Bank of New York Mellon Corp.	3,800	106,286	Adobe Systems, Inc. *	2,000	73,560	Total Foreign Stocks & ADR's
			Broadcom Corp. *	3,000	94,350	(Cost $661,256)		705,320
Goldman Sachs Group, Inc.	600	101,304	Check Point Software Technologies	3,000	101,640	Total Investments 99.4%
JPMorgan Chase & Co.	2,500	104,175				(Cost $14,753,673)†		16,289,078
Marsh & McLennan Cos., Inc.	2,500	55,200	Cisco Systems, * Inc. *	6,000	143,640	Other Assets in Excess of
MetLife, Inc.	2,000	70,700	Dolby Laboratories, Inc. *	1,500	71,595	Liabilities 0.6%		91,260
Morgan Stanley	1,500	44,400	EMC Corp. *	7,000	122,290	Net Assets 100.0%		$ 16,380,338
The Travelers Cos., Inc.	2,000	99,720	Intel Corp.	3,500	71,400
US Bancorp	4,300	96,793	Intersil Corp.	6,000	92,040	*	Non-income producing
Wells Fargo & Co.	3,000	80,970	Int'l. Business Machines Corp.	1,500	196,350	†	Cost for federal income tax purposes is $14,789,074.
		1,067,642	KLA-Tencor Corp.	3,000	108,480	At December 31, 2009 unrealized appreciation for
Health Care 11.2%			Microsoft Corp.	6,000	182,940	federal income tax purposes aggregated $1,500,004
Amgen, Inc. *	1,000	56,570	NetApp, Inc. *	5,000	171,950	of which $2,368,024 related to appreciated securities
Becton Dickinson & Co.	1,000	78,860	Riverbed Technology, Inc. *	1,400	32,158	and $868,020 related to depreciated securities.
Bristol-Myers Squibb Co.	4,000	101,000	Teradata Corp. *	3,300	103,719	ADR	- American Depository Receipt
Celgene Corp. *	2,000	111,360	Texas Instruments, Inc.	4,000	104,240	SPDR	- Standard & Poor's Depository Receipts
Covidien PLC	2,000	95,780			1,903,012
Eli Lilly & Co.	4,000	142,840	Materials 2.3%
Forest Laboratories, Inc. *	2,500	80,275	EI Du Pont de Nemours & Co.	4,000	134,680
Gen-Probe, Inc. *	2,500	107,250	Freeport-McMoRan Copper &
Gilead Sciences, Inc. *	2,500	108,200	Gold, Inc.	2,000	160,580
Johnson & Johnson	2,500	161,025	Praxair, Inc.	1,000	80,310
Medco Health Solutions, Inc. *	1,000	63,910			375,570

Sentinel Variable Products Bond Fund

(Unaudited)

What a difference a year makes! The market environment of 2008 can be classified as "flight-to-quality" as the risk sectors of the fixed-income market (High Yield, Asset-Backed and Commercial Mortgage-Backed Securities (CMBS) plummeted in price, nancial institutions to the brink of bankruptcy. Most investors sought the safe haven U.S. Treasuries. However, in 2009 this trend was reversed as strong investor demand propelled the risk sectors to double-digit returns. The market environment of 2009 will be categorized as “flight-to-risk.” U.S. Treasury securities were the worst-performing the fixed-income market in 2009 mainly due to the tremendous amount of to support the elevated level of fiscal stimulus. Every month, the U.S. Treasury auctioned off the entire yield curve.

The Federal Reserve, U.S. Treasury, Federal Deposit Insurance Corp (FDIC), and Congress did a masterful job of stabilizing the financial markets in 2008-2009. They pumped massive amounts of liquidity into the global banking system, made direct investments into key entities under stress, guaranteed the assets of Rule 2a-7 Money-Market Funds, and initiated various rescue packages including the Troubled Asset Relief Program (TARP), the Term Auction Facility (TAF), the Term Securities Lending Facility (TSLF), and the Public-Private Investment Plan (PPIP), all designed to exchange cash for distressed assets. The Federal Reserve cut the short-term interest rate to 0% and undertook a program of outright purchases of U.S. Treasury and Agency Mortgage-Backed Securities, totaling approximately $1.8 trillion, in an effort to drive mortgage rates lower. Congress turned their attention to Main Street with programs designed to help the consumer such as the Cash-for-Clunkers auto program and the tax credit for first-time homebuyers in addition to numerous mortgage loan modification programs.

Even though it has received massive doses of both fiscal and monetary stimulus, the U.S. economy has remained fragile and faces significant headwinds. High unemployment and underemployment, tight credit conditions, and sizable pending mortgage foreclosures are extremely serious obstacles to overcome. As such, the Federal Reserve has stated that interest rates will remain low for an “extended period of time.” The markets are wrestling with the question of “how long is long?” With a surplus of housing, labor, real estate space, retailers, etc. in the U.S. economy, it is hard to build a case for inflation in the near term other than in financial assets. Hence, we still believe that deflation is the biggest risk facing the U.S. economy.

In terms of sector performance within the fixed-income markets, the credit-sensitive sectors, posted phenomenal returns in 2009; namely High Yield at +58.21%, Commercial Mortgage-Backed Securities (CMBS) at +28.45%, Asset-Backed Securities (ABS) at +24.72%, Investment-Grade Corporate Bonds at +18.68%, and Municipal Bonds at +12.91%. Exorbitant investor appetite for “risk assets,” coupled with limited new issue supply, resulted in the double-digit returns in these asset classes. U.S. Treasury securities put in the worst year ever at -3.57% as measured by the Barclays U.S. Treasury Index1, dating back to 1973. For the year, the Fund's return of 11.08%, significantly outperformed the Barclays Aggregate Bond Index2 of +5.93%, its performance benchmark, mainly due to sector rotation. However, the Fund underperformed its Morningstar peers3 which were +14.52%, due to its relative under-weighting to the credit-sensitive sectors of the fixed-income market.

1 The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double counting.

2 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Bond Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio set forth in the prospectus dated May 1, 2009, as supplemented, for the Sentinel Variable Products Bond Fund is .66%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Mortgage-backed securities (MBS) are subject to pre-payment risk. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, and includes securities that are of investment-grade quality, have at least one year to maturity, and have an outstanding par value of at least $100 million. An investment cannot be made directly in an index.

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed passthrough securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). An investment cannot be made directly in an index.

Sentinel Variable Products Bond Fund

Fund Profile
at December 31, 2009

Average Effective Duration
			Percent of				Percent of
Duration		Fixed Income Holdings		Duration		Fixed Income Holdings
Less than 1 yr.			4.6%	4 yrs. to 5.99 yrs.			37.6%
1 yr. to 2.99 yrs.			0.5%	6 yrs. to 7.99 yrs.			9.2%
3 yrs. to 3.99 yrs.			22.0%	8 yrs. and over			26.1%
Average Effective Duration (for all Fixed Income Holdings) 6.2 years**

Top 10 Holdings*

		Maturity Percent of				Maturity Percent of
Description	Coupon	Date	Net Assets	Description	Coupon	Date	Net Assets
U.S. Treasury Note	3.125%	05/15/19	16.1%	GNMA 723419	5.00%	11/15/39	4.8%
FNMA 745275	5.00%	02/01/36	8.3%	FNMA 815422	4.50%	02/01/35	4.5%
FNMA 931530	5.50%	07/01/39	6.4%	U.S. Treasury Notes	4.375%	11/15/39	4.4%
FNMA AA7948	4.50%	01/01/39	6.1%	FNMA AC1241	5.00%	07/01/39	3.9%
FGLMC A47038	5.00%	09/01/35	5.4%	Total of Net Assets			64.8%
FHR 3473 DH	5.50%	07/15/38	4.9%
*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings below.
**The average effective duration considers the call and put date of a security and thepre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

Investment in Securities
at December 31, 2009
	Principal			Principal			Principal
	Amount	Value		Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)

U.S. Government Obligations 88.4%			FNMA 815422			GNMA 723419
U.S. Government Agency			4.5%, 02/01/35	2,882M	$ 2,890,871	5%, 11/15/39	2,993M	$ 3,084,037
Obligations 64.7%			FNMA 735925					5,129,884
Federal Home Loan Bank 4.6%			5%, 10/01/35	843M	867,035	Total Government National
Agency Discount Notes:			FNMA 745093			Mortgage Corporation		5,467,054
0.02%, 01/22/10	3,000M	$ 2,999,965	5.5%, 12/01/35	2,143M	2,251,125	Total U.S. Government Agency
Federal Home Loan Mortgage			FNMA AA7936			Obligations		41,849,226
Corporation 12.5%			4.5%, 01/01/36	1,966M	1,972,309	U.S. Treasury Obligations 23.7%
Collateralized Mortgage Obligations:			FNMA 745275			3.125%, 05/15/19	11,000M	10,420,784
FHR 3473 DH			5%, 02/01/36	5,240M	5,388,635	3.5%, 02/15/39	2,500M	2,048,440
5.5%, 07/15/38	3,000M	3,143,657	FNMA AA7948			4.375%, 11/15/39	3,000M	2,872,503
Mortgage-Backed Securities:			4.5%, 01/01/39	3,927M	3,925,600			15,341,727
30-Year:			FNMA AC1241			Total U.S. Government
FGLMC A47038			5%, 07/01/39	2,453M	2,520,391	Obligations
5%, 09/01/35	3,418M	3,511,852	FNMA 931530			(Cost $57,684,047)		57,190,953
FHLMC A47368			5.5%, 07/01/39	3,978M	4,168,179	Corporate Bonds 11.1%
5%, 10/01/35	1,390M	1,428,736	Total Federal National Mortgage
		4,940,588	Association		25,297,962	Basic Industry 1.1%
Total Federal Home Loan			Government National Mortgage			Hanson Ltd.
Mortgage Corporation		8,084,245	Corporation 8.5%			6.125%, 08/15/16	250M	239,067
			Mortgage-Backed Securities:			Int'l. Paper Co.
Federal National Mortgage			15-Year:			7.3%, 11/15/39	250M	266,049
Association 39.1%			GNMA 679437X			KB Home
Mortgage-Backed Securities:			6%, 11/15/22	315M	337,170	6.25%, 06/15/15	250M	234,375
30-Year:			30-Year:					739,491
FNMA AA1267			GNMA 701943
4.5%, 10/01/33	1,308M	1,313,817	5%, 06/15/39	1,985M	2,045,847

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

	Principal		† Cost for federal income tax purposes is $64,886,356.
	Amount	Value	At December 31, 2009 unrealized depreciation for
	(M=$1,000)	(Note 2)	federal income tax purposes aggregated $520,738 of
			which $207,407 related to appreciated securities and
Capital Goods 0.8%			$728,145 related to depreciated securities.
L-3 Communications Corp.
6.375%, 10/15/15	500M	$ 504,375	(b) Security exempt from registration under Rule
Consumer Cyclical 1.0%			144A of the Securities Act of 1933, as amended.
Ford Motor Credit Co. LLC			These securities may be resold in transactions
8.125%, 01/15/20	250M	246,089	exempt from registration, normally to qualified
			institutional buyers. At December 31, 2009, the
JC Penney Corp., Inc.			market value of rule 144A securities amounted to
6.375%, 10/15/36	250M	223,250	$492,685 or 0.76%of net assets.
Macy's Retail Holdings, Inc.
5.75%, 07/15/14	200M	201,500
		670,839
Consumer Non-Cyclical 0.8%
Republic Services, Inc.
5.25%, 11/15/21 (b)	500M	492,685
Energy 0.8%
Buckeye Partners LP
4.625%, 07/15/13	500M	512,768
Financial 2.1%
Bank of America Corp.
5.49%, 03/15/19	500M	473,239
Citigroup, Inc.
6.125%, 08/25/36	500M	430,088
Nuveen Investments, Inc.
10.5%, 11/15/15	500M	456,250
		1,359,577
Insurance 1.4%
Genworth Financial, Inc.
6.15%, 11/15/66	250M	178,750
Prudential Financial, Inc.
6%, 12/01/17	500M	516,661
XL Capital Ltd.
6.5%, 12/31/49	250M	191,250
		886,661
Media 0.7%
CBS Corp.
4.625%, 05/15/18	500M	464,148
Technology 1.6%
Amphenol Corp.
4.75%, 11/15/14	500M	500,713
Dell, Inc.
5.65%, 04/15/18	500M	524,698
		1,025,411
Telecommunications 0.8%
Vodafone Group PLC
5.45%, 06/10/19	500M	518,710
Total Corporate Bonds
(Cost $7,073,882)		7,174,665
Total Investments 99.5%
(Cost $64,757,929)†		64,365,618
Other Assets in Excess of
Liabilities 0.5%		321,365
Net Assets 100.0%		$ 64,686,983

Sentinel Variable Products Common Stock Fund

(Unaudited)

The Sentinel Variable Products Common Stock Fund posted a return of 5.60% for the fourth quarter of 2009, compared to a 6.04% return for the Standard & Poor’s 500
Composite Stock Price Index[1] and a 5.41% return for the average fund in the Morningstar
US Insurance Fund Large Blend category.[2] For the 2009 full year period, the Sentinel
Variable Products Common Stock Fund’s return was 27.75%, compared to the 28.55%
return for the average fund in the Morningstar US Insurance Fund Large Blend category.
By comparison, the Standard & Poor’s 500 Index was up 26.46% for the full year.

Equity markets in the fourth quarter moderated the aggressive rebound evident from the lows of early March through September. For the full year period, the Technology and
Consumer Discretionary sectors outperformed the general market by a wide margin, while the Financials sector underperformed. The Federal Reserve’s continuing policy of low rates to provide endless liquidity to the system led investors to chase higher returns with limited regard to company-specific risk. However, fundamental and economic indicators continue to be mixed. Asset prices remain depressed, deleveraging continues both in the consumer and corporate sectors, and the unemployment rate reached double-digit levels.

During 2009, strong stock selection was a major contributor to the Fund’s performance.
We maintained our overweight positions in Healthcare and Industrials, while moderating our exposure to the Information Technology sector after an impressive outperformance
vs. the index. Significant contributors included Freeport-McMoRan Copper & Gold and
NetApp. We maintain our preference for Large Cap multinationals, with an emphasis on the defensive Healthcare and Industrial sectors. We maintained our underweight position in the Financials and Consumer Discretionary sectors, where we believe the risk-reward ratio remains unattractive due to the soft labor market and lack of consumer spending power.

The Sentinel Variable Products Common Stock Fund aims to consistently deliver solid relative returns with moderate levels of risk throughout varied financial market conditions.
We continue to believe that patient adherence to our long-held focus on reasonably valued high quality companies has the potential to reward our Fund’s shareholders.

1 The Standard & Poor’s 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

2 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Common Stock Fund

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio set forth in the prospectus dated May 1, 2009, as supplemented, for the Sentinel Variable Products Common Stock
Fund is .71%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the
Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index considered representative of the U.S. stock market. An investment cannot be made directly in an index.

Sentinel Variable Products Common Stock Fund

Fund Profile
at December 31, 2009

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Health Care	17.7%	Consumer Staples	9.9%
Information Technology	17.6%	Consumer Discretionary	7.1%
Industrials	13.4%	Materials	4.7%
Energy	12.0%	Telecommunication Services	3.3%
Financials	10.7%	Utilities	0.4%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
Int'l. Business Machines Corp.	2.3%	PepsiCo, Inc.	1.8%
Procter & Gamble Co.	2.2%	Johnson & Johnson	1.7%
United Technologies Corp.	2.1%	Noble Energy, Inc.	1.6%
ExxonMobil Corp.	2.0%	The Travelers Cos., Inc.	1.5%
Merck & Co, Inc.	1.9%	Total of Net Assets	19.0%
Chevron Corp.	1.9%
*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities
at December 31, 2009

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)
Domestic Common Stocks 89.9%			Baker Hughes, Inc.	30,000	$ 1,214,400	Wells Fargo & Co.	63,300	$ 1,708,467
Consumer Discretionary 7.1%			Chevron Corp.	50,000	3,849,500			19,701,467
Coach, Inc.	25,000	$913,250	EOG Resources, Inc.	11,200	1,089,760	Health Care 17.0%
Comcast Corp.	150,000	2,401,500	ExxonMobil Corp.	60,000	4,091,400	Aetna, Inc.	50,000	1,585,000
Gap, Inc.	91,900	1,925,305	Marathon Oil Corp.	75,000	2,341,500	Amgen, Inc. *	25,000	1,414,250
McDonald's Corp.	20,000	1,248,800	Noble Energy, Inc.	45,000	3,204,900	Baxter Int'l., Inc.	25,000	1,467,000
McGraw-Hill Cos., Inc.	40,000	1,340,400	Pride Int'l., Inc. *	27,200	867,952	Becton Dickinson & Co.	25,500	2,010,930
Nike, Inc.	25,000	1,651,750	Schlumberger Ltd.	30,000	1,952,700	Bristol-Myers Squibb Co.	55,000	1,388,750
Polo Ralph Lauren Corp.	10,000	809,800	Transocean Ltd. *	20,000	1,656,000	Celgene Corp. *	20,000	1,113,600
Time Warner Cable, Inc.	35,000	1,448,650	Weatherford Int'l. Ltd. *	70,000	1,253,700	Covidien PLC	25,000	1,197,250
Time Warner, Inc.	75,000	2,185,500			22,553,512	Eli Lilly & Co.	45,000	1,606,950
TJX Cos., Inc.	15,000	548,250	Financials 9.7%			Forest Laboratories, Inc. *	35,000	1,123,850
		14,473,205	ACE Ltd.	25,000	1,260,000	Gen-Probe, Inc. *	30,000	1,287,000
Consumer Staples 9.0%			American Express Co.	40,000	1,620,800	Gilead Sciences, Inc. *	50,000	2,164,000
Altria Group, Inc.	50,000	981,500	Bank of America Corp.	81,000	1,219,860	Johnson & Johnson	55,000	3,542,550
CVS Caremark Corp.	75,000	2,415,750	Bank of New York Mellon Corp.	50,000	1,398,500	Medco Health Solutions, Inc. *	20,000	1,278,200
HJ Heinz Co.	40,000	1,710,400	Goldman Sachs Group, Inc.	8,500	1,435,140	Medtronic, Inc.	50,000	2,199,000
Kellogg Co.	25,000	1,330,000	JPMorgan Chase & Co.	40,000	1,666,800	Merck & Co, Inc.	107,670	3,934,262
Kimberly-Clark Corp.	10,000	637,100	Marsh & McLennan Cos., Inc.	60,000	1,324,800	Mettler-Toledo Int'l., Inc. *	15,000	1,574,850
Kraft Foods, Inc.	55,000	1,494,900	MetLife, Inc.	35,000	1,237,250	Pfizer, Inc.	150,000	2,728,500
PepsiCo, Inc.	60,000	3,648,000	Moody's Corp.	25,000	670,000	St. Jude Medical, Inc. *	25,000	919,500
Philip Morris Int'l., Inc.	30,000	1,445,700	Morgan Stanley	50,000	1,480,000	Zimmer Holdings, Inc. *	31,000	1,832,410
Procter & Gamble Co.	74,200	4,498,746	The Travelers Cos., Inc.	60,000	2,991,600			34,367,852
		18,162,096	US Bancorp	75,000	1,688,250	Industrials 13.4%
Energy 11.1%						Boeing Co.	30,000	1,623,900
Apache Corp.	10,000	1,031,700				Canadian National Railway Co.	23,100	1,255,716

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Common Stock Fund

	Shares	Value		Shares	Value
		(Note 2)			(Note 2)
Caterpillar, Inc.	15,000	$ 854,850	Utilities 0.4%
Deere & Co.	30,000	1,622,700	Entergy Corp.	10,000	$ 818,400
General Dynamics Corp.	25,000	1,704,250	Total Domestic Common Stocks
General Electric Co.	150,000	2,269,500	(Cost $166,018,211)		182,173,667
Honeywell Int'l., Inc.	65,000	2,548,000	Exchange Traded Funds 1.0%
L-3. Communications Holdings, Inc	15,000	1,304,250	Financials 1.0%
Lockheed Martin Corp. *	20,000	1,507,000	SPDR KBW Regional Banking
			(Cost $1,906,678)	90,000	2,002,500
McDermott Int'l.,. Inc	76,300	1,831,963	Foreign Stocks & ADR's 5.9%
			Australia 0.9%
Northrop Grumman Corp.	40,000	2,234,000	BHP Billiton Ltd. ADR	25,000	1,914,500
Tyco Int'l. Ltd.	30,000	1,070,400	Finland 0.6%
Union Pacific Corp.	16,200	1,035,180	Nokia Corp. ADR	100,000	1,285,000
United Technologies Corp.	60,000	4,164,600	France 1.0%
Waste Management, Inc.	60,000	2,028,600	Total SA ADR	30,000	1,921,200
		27,054,909	Germany 0.9%
Information Technology 16.0%			SAP AG ADR	40,000	1,872,400
Accenture PLC	65,000	2,697,500	Israel 0.7%
Activision Blizzard, Inc. *	80,000	888,800	Teva Pharmaceutical Industries
Adobe Systems, Inc. *	25,000	919,500	Ltd. ADR	25,000	1,404,500
Broadcom Corp. *	50,000	1,572,500	Mexico 0.7%
Check Point Software			America Movil SA de CV ADR	30,000	1,409,400
Technologies *	50,000	1,694,000	United Kingdom 1.1%
Cisco Systems, Inc. *	75,000	1,795,500	Diageo PLC ADR	25,000	1,735,250
Dolby Laboratories, Inc. *	40,000	1,909,200	Vodafone Group PLC ADR	17,500	404,075
EMC Corp. *	125,000	2,183,750			2,139,325
Intel Corp.	45,000	918,000	Total Foreign Stocks & ADR's
Intersil Corp.	88,600	1,359,124	(Cost $12,252,504)		11,946,325
Int'l. Business Machines Corp.	35,000	4,581,500		Principal
Juniper Networks, Inc. *	50,000	1,333,500		Amount
KLA-Tencor Corp.	40,000	1,446,400		(M=$1,000)
Microsoft Corp.	75,000	2,286,750	Corporate Short-Term Notes 3.2%
NetApp, Inc. *	63,500	2,183,765	Nestle Capital Corp.
Qualcomm, Inc.	8,500	393,210	0.05%, 01/04/10	2,000M	1,999,992
			Chevron Oil Finance Co.
Riverbed Technology, Inc. *	23,100	530,607	0.04%, 01/06/10	4,500M	4,499,976
Teradata Corp. *	50,000	1,571,500	Total Corporate Short-Term Notes
Texas Instruments, Inc.	85,000	2,215,100	(Cost $6,499,968)		6,499,968
		32,480,206	Total Investments 100.0%
Materials 3.8%			(Cost $186,677,361)†		202,622,460
EI Du Pont de Nemours & Co.	60,000	2,020,200	Other Assets in Excess of
Freeport-McMoRan Copper &			Liabilities 0.0%		65,234
Gold, Inc.	35,000	2,810,150	Net Assets 100.0%		$ 202,687,694
Pactiv Corp. *	60,000	1,448,400
Praxair, Inc.	17,000	1,365,270	* Non-income producing
		7,644,020	†	Cost for federal income tax purposes is $186,894,648.
Telecommunication Services 2.4%			At December 31, 2009 unrealized appreciation for
AT&T, Inc.	50,000	1,401,500	federal income tax purposes aggregated $15,727,812
			of which $28,245,815 related to appreciated securities
Rogers Communications, Inc.	60,000	1,860,000	and $12,518,003 related to depreciated securities.
Verizon Communications, Inc.	50,000	1,656,500	ADR - American Depository Receipt
		4,918,000	SPDR -Standard and Poor’s Depository Receipt

Sentinel Variable Products Mid Cap Growth Fund

(Unaudited)

For the fourth quarter of 2009, the Sentinel Variable Products Mid Cap Growth Fund was
up 4.04%, which compares to the 5.92% return of the Russell Midcap Index[1], the 6.69%
return for the Russell Midcap Growth Index[2], and the 5.70% return for the Morningstar
US Insurance Fund Mid-Cap Growth category[3]. For the year through December 31st, the
Fund was up 30.60% which compares to the 40.48% return of the Russell Midcap Index, the 46.29% return for the Russell Midcap Growth Index, and the 42.19% return of the
Morningstar US Insurance Fund Mid-Cap Growth category.

For the first two months of 2009, the markets began to repeat their performance in 2008. Then, just as in previous recessions, they began to show signs of recovery before the data were actually reflected in economic indicators. Market leadership emerged from companies with high debt, high beta, and low returns on equity - what is known as a low-quality rally; again, typically what leads after a big downturn. Most stocks were being bought by stock price (any stock lower than $5.00), in itself, rather than the true fundamentals of the company.

Mid Caps, in particular, had a great year, with all of the 10 major sub segments of the Russell Mid
Cap posting gains. These results were contrary to those in 2008, for which every sector posted significant declines. For the year, growth stocks significantly outpaced value stocks, evidenced by the 46.3% return of the Russell Mid Cap Growth Index vs. the 34.2% return of the Russell
Mid Cap Value Index. On an absolute basis, the best returns for the Russell Mid Cap Index were seen in Consumer Discretionary, Energy, Information Technology, and Materials.

In the fourth quarter, the Fund’s Consumer Staples and Utilities sector performed the best relative to the corresponding sectors in the Russell Mid Cap Index. Consumer Staples demon-
strated good strength in our Household and Personal Products industry, which was due to our holding in Chattem, Inc. announcement that Sanofi-aventis would be acquiring the company for a 34% premium. Other individual positions that assisted in performance for Consumer Staples in the quarter included McCormick & Co. Inc., Church & Dwight Co., and Albeto-Culver
Corporation. Utilities outperformance was the result of our position in ITC Holdings Corp.
up 15.5% for the quarter. However, again, our quality-tilt could not keep pace during the quarter.

For the year, Utilities, Energy, and Financials were our outperforming sectors compared to the
Russell Mid Cap Index. Within the Energy sector positive stock selection was driven by excellent performance from Weatherford International (up 65.53%), Core Laboraties N.V. (up 85.34%)
and National Oilwell Varco, Inc.(up 85.01%) and Range Resources Corp. (up 43.91%). In both
Utilities and Financials we were helped mostly by our sector weightings and names like AMG which returned over 60.66%. For the year, our results in both Consumer sectors as well as
Healthcare lagged the benchmark due to stock selection.

We believe our approach of maintaining a well-balanced portfolio of high quality mid cap companies with solid fundamentals should deliver solid risk-adjusted returns over the intermediate and long term. We will continue to maintain our focus on valuation which enables us to make appropriate trading decisions even in times of heightened market volatility and uncertainty.
Although our process may tend to underperform for shorter periods, when these higher beta/
lower quality rallies persist, it has the potential to outperform over the full cycle, providing share-
holders with solid risk adjusted returns. We continue to work hard to ensure we are rigorously implementing our process and aligning the Fund for long-term success. As always, we appreciate your con‘dence in us and we will do our very best to help you achieve your investment goals.

1 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. An investment cannot be made directly in an index.

2 The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Mid Cap Growth Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio set forth in the prospectus dated May 1, 2009, as supplemented, for the Sentinel Variable Products Mid Cap Growth
Fund is .80%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the
Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Midsized company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. An investment cannot be made directly in an index.

The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. An investment cannot be made directly in an index.

21

Sentinel Variable Products Mid Cap Growth Fund

Fund Profile
at December 31, 2009

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	20.9%	Energy	6.8%
Health Care	16.8%	Materials	4.6%
Industrials	16.0%	Consumer Staples	4.5%
Financials	13.6%	Utilities	1.6%
Consumer Discretionary	12.2%	Telecommunication Services	0.7%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
ANSYS, Inc.	1.9%	Cognizant Technology Solutions Corp.	1.5%
Dolby Laboratories, Inc.	1.8%	Southwestern Energy Co.	1.5%
Waste Connections, Inc.	1.7%	Ametek, Inc.	1.4%
NICE Systems Ltd.	1.7%	Activision Blizzard, Inc.	1.4%
ITC Holdings Corp.	1.6%	Total of Net Assets	16.1%
Endurance Specialty Holdings Ltd.	1.6%
*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
Investment in Securities
at December 31, 2009

	Shares	Value		Shares	Value		Shares	Value
		(Note 2)			(Note 2)			(Note 2)

Domestic Common Stocks 92.4%			National Oilwell Varco, Inc.	3,330	$ 146,820	Endo Pharmaceuticals
Consumer Discretionary 12.2%			Petrohawk Energy Corp. *	5,980	143,460	Holdings, Inc. *	3,400	$ 69,734
Coach, Inc.	4,290	$ 156,714	Range Resources Corp.	3,460	172,481	Express Scripts, Inc. *	2,320	200,564
Darden Restaurants, Inc.	5,300	185,871	Southwestern Energy Co. *	4,730	227,986	Gen-Probe, Inc. *	3,700	158,730
GameStop Corp. *	6,720	147,437	Weatherford Int'l. Ltd. *	11,410	204,353	IDEXX Laboratories, Inc. *	2,500	133,600
Gildan Activewear, Inc. *	5,770	140,673			1,060,468	Illumina, Inc. *	4,100	125,665
LKQ Corp. *	4,900	95,991	Financials 11.2%			Life Technologies Corp. *	3,610	188,550
Matthews Int'l. Corp.	1,250	44,287	Affiliated Managers Group, Inc. *	2,210	148,844	MedAssets, Inc. *	3,380	71,690
Morningstar, Inc. *	2,100	101,514	Cullen/Frost Bankers, Inc.	3,160	158,000	Mettler-Toledo Int'l., Inc. *	1,700	178,483
O'Reilly Automotive, Inc. *	3,000	114,360	Endurance Specialty Holdings			NuVasive, Inc. *	3,850	123,123
Phillips-Van Heusen Corp.	2,700	109,836	Ltd.	6,490	241,623	Resmed, Inc. *	2,400	125,448
Strayer Education, Inc.	975	207,178	HCC Insurance Holdings, Inc.	7,620	213,131	St. Jude Medical, Inc. *	4,100	150,798
TJX Cos., Inc.	2,210	80,775	Investment Technology Group, Inc. *	6,920	136,324	Techne Corp.	2,350	161,116
Tractor Supply Co. *	3,550	188,008				Varian Medical Systems, Inc. *	3,650	171,002
VF Corp.	2,830	207,269	Northern Trust Corp.	3,200	167,680			2,423,722
			People's United Financial, Inc.	8,620	143,954
WMS Industries, Inc. *	2,950	118,000	Signature Bank *	5,420	172,898	Industrials 16.0%
		1,897,913	The Travelers Cos., Inc.	2,890	144,095	Ametek, Inc.	5,870	224,469
Consumer Staples 4.5%			Willis Group Holdings Ltd.	3,900	102,882	CH Robinson Worldwide, Inc.	1,550	91,032
Alberto-Culver Co.	4,650	136,199	WR Berkley Corp.	4,600	113,344	Cintas Corp.	4,100	106,805
Church & Dwight Co., Inc.	2,610	157,774			1,742,775	Copart, Inc. *	5,150	188,644
Flowers Foods, Inc.	6,320	150,163	Health Care 15.6%			Equifax, Inc.	3,300	101,937
HJ Heinz Co.	1,900	81,244	Beckman Coulter, Inc.	1,540	100,778	Expeditors Int'l. of Washington, Inc.	3,200	111,136
McCormick & Co., Inc.	4,590	165,837	Bio-Rad Laboratories, Inc. *	1,572	151,635	Fastenal Co.	3,140	130,750
		691,217	CR Bard, Inc.	1,880	146,452	IHS, Inc. *	2,980	163,334
Energy 6.8%			Dentsply Int'l., Inc.	4,730	166,354	Iron Mountain, Inc. *	5,800	132,008
Core Laboratories NV	1,400	165,368

Sentinel Variable Products Mid Cap Growth Fund

	Shares	Value		Shares	Value
		(Note 2)			(Note 2)
ITT Corp.	2,300	$ 114,402	Israel 1.7%
Jacobs Engineering Group,			NICE Systems Ltd. ADR *	8,310	$ 257,942
Inc. *	2,850	107,188	Total Foreign Stocks & ADR's
Precision Castparts Corp.	1,620	178,767	(Cost $357,401)		444,608
Quanta Services, Inc. *	4,000	83,360	Real Estate Investment Trusts 2.4%
Ritchie Bros Auctioneers, Inc.	6,680	149,832	Financials 2.4%
Roper Industries, Inc.	2,600	136,162	Digital Realty Trust, Inc. (b)	3,720	187,042
Stericycle, Inc. *	3,490	192,543	Home Properties, Inc. (b)(c)	3,750	178,912
Waste Connections, Inc. *	7,800	260,052	Total Real Estate Investment
		2,472,421	Trusts (Cost $250,816)		365,954
Information Technology 19.2%				Principal
				Amount
Activision Blizzard, Inc. *	20,200	224,422		(M=$1,000)
Amdocs Ltd.	4,800	136,944	Corporate Short-Term Notes 1.9%
Amphenol Corp. *	2,650	122,377	Chevron Oil Finance Co.
ANSYS, Inc. *	6,780	294,659	0.02%, 01/06/10
Citrix Systems, Inc. *	5,260	218,869	(Cost $299,999)	300M	299,999
			Total Investments 99.6%
Cognizant Technology			(Cost $12,651,791)†		15,434,862
Solutions Corp. *	5,100	231,030	Other Assets in Excess of
Dolby Laboratories, Inc. *	5,720	273,015	Liabilities 0.4%		68,993
FLIR Systems, Inc. *	5,650	184,868
Harris Corp.	3,700	175,935	Net Assets 100.0%		$ 15,503,855
Intersil Corp.	7,400	113,516
McAfee, Inc. *	4,590	186,216	* Non-income producing
Nuance Communications, Inc. *	14,210	220,824	† Cost for federal income tax purposes is $12,754,994.
			At December 31, 2009 unrealized appreciation for
Open Text Corp. *	4,300	174,795	federal income tax purposes aggregated $2,679,868
Polycom, Inc. *	6,900	172,293	of which $2,959,798 related to appreciated securities
Power Integrations, Inc.	3,610	131,260	and $279,930 related to depreciated securities.
Trimble Navigation Ltd. *	4,450	112,140	(b) Real Estate Investment Trusts
		2,973,163	(c) Return of Capital paid during the fiscal period
Materials 4.6%			ADR - American Depository Receipt
AptarGroup, Inc.	3,770	134,740
Ecolab, Inc.	2,000	89,160
Freeport-McMoRan Copper &
Gold, Inc.	1,430	114,815
Pactiv Corp. *	4,080	98,491
Sigma-Aldrich Corp.	1,600	80,848
Silgan Holdings, Inc.	800	46,304
Steel Dynamics, Inc.	8,240	146,013
		710,371
Telecommunication Services 0.7%
American Tower Corp. *	2,450	105,865
Utilities 1.6%
ITC Holdings Corp.	4,730	246,386
Total Domestic Common Stocks
(Cost $11,743,575)		14,324,301
Foreign Stocks & ADR's 2.9%
Health Care 1.2%
Shire Ltd. ADR	3,180	186,666

Sentinel Variable Products Money Market Fund

(Unaudited)

For the fiscal year ending December 31, 2009, the Sentinel Variable Products Money
Market Fund’s (the Fund) 7-day yield dropped from 0.38% to 0.00% after voluntary expense reimbursements. This compares to the iMoneyNet/First Tier’s1 (Index) 7-day yield of 0.03%, which decreased 87 basis points for the period. At year end, the Fund’s average maturity was 35-days and the Index’s average maturity was 54-days. The
Fund’s periodic mark to market price deviation testing during the year and at year end consistently produced results well within the the allowable Rule 2a-7 threshold of 0.05%.
The money market securities held by the Fund during the year and at year end were all sound, exhibited stable credit quality and experienced no downgrades.

Short-term rates remained historically low for the quarter ending December 31, 2009.
The federal funds, discount and prime rates were unchanged at 0.25%, 0.50% and 3.25%, respectively. 90-day Commercial Paper fell 56 basis points to 0.13%, 90-day Certificates of Deposit declined 82 basis points to 0.24%, and 90-day Treasury Bills increased 3 basis points to 0.06%.

The total annual operating expense ratio set forth in the prospectus dated May 1,2009, as supplemented, for the Sentinel Variable Products Money Market
Fund is .54%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the
Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

An investment in the Sentinel Variable Products Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1 An average of funds within the particular category as determined by iMoneyNet based on investment styles as measured by their underlying portfolio holdings.

24

Sentinel Variable Products Money Market Fund

Investment in Securities
at December 31, 2009
	Principal			Principal
	Amount	Value		Amount	Value
	(M=$1,000)	(Note 2)		(M=$1,000)	(Note 2)
U.S. Government Obligations 77.2%			Corporate Short-Term Notes 22.7%
Federal Home Loan Bank 44.4%			Abbott Labs
Agency Discount Notes:			0.11%, 03/01/10	700M	$ 699,874
Federal Home Loan Bank			Coca-Cola Co.
0.03%, 01/05/10	315M	$ 314,999	0.1%, 01/20/10	700M	699,963
Federal Home Loan Bank			General Electric Capital
0.05%, 01/07/10	590M	589,995	0.05%, 01/27/10	800M	799,971
Federal Home Loan Bank			Johnson & Johnson
0.1%, 01/15/10	725M	724,972	0.1%, 01/11/10	500M	499,986
Federal Home Loan Bank			Nestle Capital Corp.
0.05%, 01/20/10	280M	279,993	0.1%, 02/17/10	300M	299,961
Federal Home Loan Bank			Toyota Motor Credit
0.02%, 01/22/10	1,500M	1,499,982	0.14%, 02/10/10	700M	699,891
Federal Home Loan Bank			Total Corporate Short-Term Notes
0.09%, 01/29/10	2,130M	2,129,851	(Cost $3,699,646)		3,699,646
Federal Home Loan Bank			Total Investments 99.9%
0.07%, 02/19/10	500M	499,952	(Cost $16,276,755)†		16,276,755
Federal Home Loan Bank			Other Assets in Excess of
0.1%, 03/04/10	500M	499,914	Liabilities 0.1%		23,979
Federal Home Loan Bank
0.095%, 03/12/10	700M	699,871	Net Assets 100.0%		$ 16,300,734
Total Federal Home Loan Bank		7,239,529
Federal Home Loan Mortgage			† Also cost for federal income tax purposes.
Corporation 15.4%
Agency Discount Notes:
Freddie Mac
0.07%, 01/21/10	701M	700,973
Freddie Mac
0.08%, 01/26/10	400M	399,978
Freddie Mac
0.1%, 02/08/10	212M	211,978
Freddie Mac
0.075%, 02/16/10	600M	599,942
Freddie Mac
0.1%, 03/09/10	595M	594,898
Total Federal Home Loan
Mortgage Corporation		2,507,769
Federal National Mortgage
Association 17.4%
Agency Discount Notes:
Fannie Mae
0.04%, 02/01/10	1,030M	1,029,965
Fannie Mae
0.05%, 02/17/10	900M	899,941
Fannie Mae
0.07%, 02/24/10	900M	899,905
Total Federal National Mortgage
Association		2,829,811
Total U.S. Government
Obligations
(Cost $12,577,109)		12,577,109

Sentinel Variable Products Small Company Fund

(Unaudited)

For the fourth quarter of 2009, the Sentinel Variable Products Small Company Fund was
up 4.73%, which compares to the 3.87% return for the Russell 2000 Index[1], the 5.12% return for the Standard & Poor’s 600 Index[2], and a 5.07% return for the Morningstar US Insurance
Fund Small Cap Growth category.[3] For the year, the Fund was up 27.15%, which compares well to the 25.57% return for the Standard & Poor’s 600 Index and was in-line with the
Russell 2000 Index return of 27.17% but did lag the Morningstar US Insurance Fund Small
Cap Growth category which came in at 34.93%.

After one of the worst markets we have ever experienced in 2008, the New Year started out with considerable volatility with a downward bias; before staging a nice surge over the ensuing nine months which helped take the sting out of last year’s declines. Growth stocks were meaningful outperformers versus value stocks in the year. Additionally, there was a signifi-
cant low quality / momentum based nature to the market rally within small caps. In this very challenging market, the Fund behaved entirely consistent with our conservative growth investment discipline by performing in-line or better than the small cap benchmarks (Russell
2000 & Standard & Poor’s 600) but did lag our more aggressive Morningstar US Insurance
Fund Small Cap Growth peers.

In the fourth quarter, the Fund’s holdings in Energy and Industrials did well compared to the corresponding sectors in the Russell 2000 Index. Within Energy, our overweight and stock selection in Equipment & Services was beneficial to returns. Noteworthy were standout performances from our positions in Carbo Ceramics and Core Labs. Our stock selection in the Capital Goods and Services groups within the Industrials sector helped our relative performance in the quarter. However, our results in Materials and Financials lagged the
Russell 2000 Index in the fourth quarter. Our underperformance in the Materials sector was largely due to our lack of exposure to the Paper & Forest Products group as well as relative weakness in our Containers & Packaging holdings. Within the Financials sector, we did not keep pace with our positions in the Diversi‘ed Financials group.

For the year, the Fund’s holdings in the Financials and Energy sectors did very well compared to the corresponding sectors in the Russell 2000 Index. Our underweight in Banks as well as stock selection in Banks within the Financials sector was very beneficial to returns. Solid perfor-
manc in the sector was driven by our holdings in Affiliated Managers Group and Portfolio
Recovery Assoc. Within the Energy sector, good performance was the result of a strong showing from our Equipment and Services holdings for the quarter. Stand out performers in Energy were Natco Group and Dril-Quip. We experienced some relative weakness from our positions in the Consumer Discretionary and Materials sectors compared to the Russell
2000 in the period. Our underperformance in the Consumer Discretionary sector was largely due to relative weakness in our Services and Apparel holdings. Within the Materials sector, we did not keep pace with our positions in the Containers & Packaging group as well as a lack of exposure to the Chemicals industry.

We believe our focus on building a well-balanced portfolio of high quality small companies that have solid financial characteristics while maintaining a critical eye on valuation has the potential to deliver solid risk-adjusted returns. A disciplined execution of our conservative growth style has served our shareholders well in the past and we are taking prudent measures toward aligning the Fund for continued long-term success. As always, we appreciate your confidence in us and we will do our very best to help you achieve your investment goals.

1 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10%
of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

2 The Standard & Poor’s SmallCap 600 Index covers approximately 3% of the domestic equities market. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. An investment cannot be made directly in an index.

3 An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Sentinel Variable Products Small Company Fund

Performance Notes (Unaudited)
Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest.

The total annual operating expense ratio set forth in the prospectus dated May 1, 2009, as supplemented, for the Sentinel Variable Products Small Company
Fund is .73%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the
Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small company stocks can be more volatile than large company stocks.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. An investment cannot be made directly in an index.

The Standard & Poor’s SmallCap 600 Index covers approximately 3% of the domestic equities market. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. An investment cannot be made directly in an index.

27

Sentinel Variable Products Small Company Fund

Fund Profile
at December 31, 2009

Top Sectors
Sector	Percent of Net Assets	Sector	Percent of Net Assets
Information Technology	19.7%	Energy	5.8%
Industrials	16.6%	Consumer Staples	4.9%
Health Care	15.9%	Materials	4.0%
Financials	13.0%	Utilities	1.3%
Consumer Discretionary	11.6%	Telecommunication Services	0.7%

Top 10 Holdings*
Description	Percent of Net Assets	Description	Percent of Net Assets
NICE Systems Ltd.	1.9%	Nuance Communications, Inc.	1.4%
Waste Connections, Inc.	1.6%	Mantech Int'l. Corp.	1.4%
ANSYS, Inc.	1.6%	LKQ Corp.	1.4%
Endurance Specialty Holdings Ltd.	1.5%	HCC Insurance Holdings, Inc.	1.3%
Mettler-Toledo Int'l., Inc.	1.5%	Total of Net Assets	15.1%
Open Text Corp.	1.5%
*"Top 10 Holdings" excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.
Investment in Securities
at December 31, 2009

	Shares		Value	Shares		Value	Shares	Value
			(Note 2)			(Note 2)		(Note 2)
Domestic Common Stocks 88.0%			CARBO Ceramics, Inc.	5,900	$ 402,203	Health Care 15.3%
Consumer Discretionary 11.6%			Comstock Resources, Inc. *	8,300	336,731	American Medical Systems
Buffalo Wild Wings, Inc. *	12,000	$ 483,240	Core Laboratories NV	6,400	755,968	Holdings, Inc. *	33,000	$ 636,570
Dress Barn, Inc. *	24,200	559,020	Dril-Quip, Inc. *	8,300	468,784	Bio-Rad Laboratories, Inc. *	6,700	646,282
Gildan Activewear, Inc. *	23,600	575,368	Oil States Int'l., Inc. *	11,300	443,977	Catalyst Health Solutions, Inc. *	19,700	718,459
Iconix Brand Group, Inc. *	47,000	594,550	Superior Energy Services, Inc. *	30,200	733,558	Dionex Corp. *	7,700	568,799
LKQ Corp. *	42,400	830,616			3,524,989	Gen-Probe, Inc. *	12,100	519,090
Matthews Int'l. Corp.	4,900	173,607	Financials 10.0%			Haemonetics Corp. *	11,400	628,710
Morningstar, Inc. *	10,400	502,736	Affiliated Managers Group, Inc. *	5,200	350,220	IDEXX Laboratories, Inc. *	10,800	577,152
Penn National Gaming, Inc. *	12,300	334,314	Bancorpsouth, Inc.	16,200	380,052	Integra LifeSciences Holdings Corp. *	15,500	570,090
Strayer Education, Inc.	3,200	679,968	East West Bancorp, Inc.	4,880	77,104	MedAssets, Inc. *	28,100	596,001
Texas Roadhouse, Inc. *	47,600	534,548	Endurance Specialty Holdings			Meridian Bioscience, Inc.	11,700	252,135
Tractor Supply Co. *	11,500	609,040	Ltd.	25,100	934,473
WMS Industries, Inc. *	12,650	506,000	First Midwest Bancorp, Inc.	66,300	722,007	Mettler-Toledo Int'l., Inc. *	8,900	934,411
Wolverine World Wide, Inc.	25,800	702,276	Glacier Bancorp, Inc.	25,700	352,604	NuVasive, Inc. *	18,900	604,422
		7,085,283	HCC Insurance Holdings, Inc.	29,000	811,130	Owens & Minor, Inc.	9,700	416,421
Consumer Staples 4.9%						Sirona Dental Systems, Inc. *	14,300	453,882
Alberto-Culver Co.	16,600	486,214	Investment Technology Group, Inc. *	25,100	494,470	Techne Corp.	9,400	644,464
			Navigators Group, Inc. *	5,600	263,816	West Pharmaceutical Services,
Casey's General Stores, Inc.	11,400	363,888	Portfolio Recovery Associates,			Inc.	14,600	572,320
Chattem, Inc. *	7,900	737,070	Inc. *	14,800	664,224			9,339,208
Church & Dwight Co., Inc.	8,000	483,600	Selective Insurance Group	22,400	368,480	Industrials 16.6%
Flowers Foods, Inc.	24,000	570,240	Signature Bank *	16,200	516,780	Clarcor, Inc.	18,900	613,116
Hain Celestial Group, Inc. *	20,900	355,509	Stifel Financial Corp. *	2,700	159,948	Copart, Inc. *	19,700	721,611
		2,996,521			6,095,308	Corrections Corp of America *	23,000	564,650
Energy 5.8%						Curtiss-Wright Corp.	15,300	479,196
Arena Resources, Inc. *	8,900	383,768

Sentinel Variable Products Small Company Fund

	Shares	Value		Shares	Value
		(Note 2)			(Note 2)
Dynamic Materials Corp.	20,000	$ 401,000	ITC Holdings Corp.	7,700	$ 401,093
Forward Air Corp.	19,400	485,970			806,813
G&K Services, Inc.	14,200	356,846	Total Domestic Common Stocks
Healthcare Services Inc. Group,	33,900	727,494	(Cost $44,886,291)		53,642,358
Heartland Express, Inc.	43,300	661,191	Foreign Stocks & ADR's 2.5%
Heico Corp.	8,860	318,606	Ireland 0.6%
IDEX Corp.	22,500	700,875	ICON PLC ADR *	16,400	356,372
			Israel 1.9%
Kaydon Corp.	12,600	450,576	NICE Systems Ltd. ADR *	37,500	1,164,000
MSC Industrial Direct Co.	11,800	554,600	Total Foreign Stocks & ADR's
Ritchie Bros Auctioneers, Inc.	27,980	627,591	(Cost $1,520,444)		1,520,372
Rollins, Inc.	25,400	489,712	Real Estate Investment Trusts 3.0%
Toro Co.	9,200	384,652	Financials 3.0%
Wabtec Corp.	13,900	567,676	Corporate Office Properties
Waste Connections, Inc. *	30,100	1,003,534	Trust SBI MD (b)(c)	12,600	461,538
		10,108,896	Digital Realty Trust, Inc. (c)	8,000	402,240
			Healthcare Realty Trust,
Information Technology 17.8%			Inc. (b)(c)	20,600	442,076
ANSYS, Inc. *	22,500	977,850	Home Properties, Inc. (b)(c)	11,300	539,123
ATMI, Inc. *	10,200	189,924	Total Real Estate Investment Trusts
Concur Technologies, Inc. *	9,700	414,675	(Cost $1,550,435)		1,844,977
Daktronics, Inc.	28,700	264,327		Principal
Diodes, Inc. *	32,200	658,490		Amount
Factset Research Systems, Inc.	7,400	487,438		(M=$1,000)
Hittite Microwave Corp. *	3,400	138,550	Corporate Short-Term Notes 4.9%
Intersil Corp.	28,500	437,190	Toyota Motor Credit
			0.03%, 01/05/10
j2 Global Communications, Inc. *	29,200	594,220	(Cost $2,999,990)	3,000M	2,999,990
Jack Henry & Associates, Inc.	23,500	543,320	U.S. Government Obligations 1.3%
Mantech Int'l. Corp. *	17,300	835,244	Federal Home Loan Bank 1.3%
Micros Systems, Inc. *	17,100	530,613	Agency Discount Notes:
Nuance Communications, Inc. *	56,800	882,672	0.02%, 01/22/10
			(Cost $799,991)	800M	799,991
Open Text Corp. *	22,800	926,820	Total Investments 99.7%
Polycom, Inc. *	26,400	659,208	(Cost $51,757,151)†		60,807,688
Power Integrations, Inc.	12,600	458,136	Other Assets in Excess of
Progress Software Corp. *	19,900	581,279	Liabilities 0.3%		184,696
Quality Systems, Inc.	8,400	527,436	Net Assets 100.0%		$ 60,992,384
Rofin-Sinar Technologies, Inc. *	17,800	420,258
ValueClick, Inc. *	33,800	342,056	* Non-income producing
		10,869,706	†Cost for federal income tax purposes is $51,986,013.
Materials 4.0%			At December 31, 2009 unrealized appreciation for
AptarGroup, Inc.	19,700	704,078	federal income tax purposes aggregated $8,821,675
			of which $11,384,804 related to appreciated securities
Pactiv Corp. *	20,300	490,042	and $2,563,129 related to depreciated securities.
Silgan Holdings, Inc.	13,800	798,744
Steel Dynamics, Inc.	23,500	416,420	(b) Return of Capital paid during the fiscal period
		2,409,284	(c) Real Estate Investment Trusts
Telecommunication Services 0.7%			ADR - American Depository Receipt
Cbeyond, Inc. *	25,800	406,350	SBI - Shares Beneficial Interest
Utilities 1.3%
Atmos Energy Corp.	13,800	405,720

Statement of Assets and Liabilities

at December 31, 2009

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Assets
Investments at value	$ 16,289,078	$ 64,365,618	$ 202,622,460
Cash	52,916	36,185	55,325
Receivable for securities sold	–	–	–
Receivable for fund shares sold	33,293	22,409	21,349
Receivable for dividends and interest	34,333	337,203	258,484
Receivable from fund administrator	–	–	–
Total Assets	16,409,620	64,761,415	202,957,618

Liabilities
Payable for fund shares repurchased	7,946	12,085	82,243
Income dividend payable	–	–	–
Accrued expenses	12,333	34,699	84,579
Management fee payable	7,618	22,118	85,900
Fund service fee payable	1,385	5,530	17,202
Total Liabilities	29,282	74,432	269,924
Net Assets Applicable to Outstanding Shares	$ 16,380,338	$ 64,686,983	$ 202,687,694
Shares Outstanding	1,513,544	6,478,532	17,033,567
Net Asset Value and Maximum
Offering Price Per Share	$ 10.82	$ 9.98	$ 11.90

Net Assets Represent
Shares of beneficial interest at par value	$ 1,514	$ 6,479	$ 17,034
Paid-in capital	15,076,752	64,754,032	195,491,522
Accumulated undistributed net investment income (loss)	806	6,647	5,745
Accumulated undistributed net realized gain (loss)
on investments	(234,139)	312,136	(8,771,706)
Unrealized appreciation (depreciation) of investments	1,535,405	(392,311)	15,945,099
Net Assets	$ 16,380,338	$ 64,686,983	$ 202,687,694
Investments at Cost	$ 14,753,673	$ 64,757,929	$ 186,677,361

30	The accompanying notes are an integral part of the financial statements. Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Assets and Liabilities

	SVP	SVP	SVP
	Mid Cap Growth	Money Market	Small Company
	Fund	Fund	Fund
Assets
Investments at value	$ 15,434,862	$ 16,276,755	$ 60,807,688
Cash	104,272	35,353	96,001
Receivable for securities sold	28,632	–	177,186
Receivable for fund shares sold	8,789	31,257	24,808
Receivable for dividends and interest	8,961	–	31,873
Receivable from fund administrator	–	5,379	–
Total Assets	15,585,516	16,348,744	61,137,556

Liabilities
Payable for securities purchased	22,286	–	–
Payable for fund shares repurchased	38,799	30,955	84,841
Income dividend payable	–	20	–
Accrued expenses	12,741	12,076	29,724
Management fee payable	6,529	3,542	25,506
Fund service fee payable	1,306	1,417	5,101
Total Liabilities	81,661	48,010	145,172
Net Assets Applicable to Outstanding Shares	$ 15,503,855	$ 16,300,734	$ 60,992,384
Shares Outstanding	1,774,331	16,300,734	5,179,449
Net Asset Value and Maximum
Offering Price Per Share	$ 8.74	$ 1.00	$ 11.78

Net Assets Represent
Shares of beneficial interest at par value	$ 1,774	$ 16,301	$ 5,179
Paid-in capital	18,176,715	16,284,433	62,084,208
Accumulated undistributed net investment income (loss)	1,102	17	24,915
Accumulated undistributed net realized gain (loss)
on investments	(5,458,807)	(17)	(10,172,455)
Unrealized appreciation (depreciation) of investments	2,783,071	–	9,050,537
Net Assets	$ 15,503,855	$ 16,300,734	$ 60,992,384
Investments at Cost	$ 12,651,791	$ 16,276,755	$ 51,757,151

Statement of Operations

for the year ended December 31, 2009

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Investment Income:
Dividends	$ 210,457	$ –	$ 3,706,122
Interest	191,428	3,439,187	5,031
Total Income	401,885	3,439,187	3,711,153

Expenses:
Management advisory fee	76,309	263,771	860,505
Transfer agent fees	9,183	11,833	14,833
Custodian fees	3,200	6,750	11,000
Accounting and administration services	13,874	65,943	172,123
Auditing fees	8,500	22,000	57,000
Legal fees	1,800	13,000	31,500
Printing fees	1,200	9,000	14,000
Trustees' and Chief Compliance
Officer's fees and expenses	2,750	13,000	33,000
Other	3,001	17,820	26,657
Total Expenses	119,817	423,117	1,220,618
Expense Reimbursement	–	–	–
Net Expenses	119,817	423,117	1,220,618
Net Investment Income (Loss)	282,068	3,016,070	2,490,535

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on sales of investments	(100,058)	3,464,309	(4,413,517)
Net change in unrealized appreciation (depreciation)	2,451,924	498,518	48,127,338
Net Realized and Unrealized Gain (Loss)
on Investments	2,351,866	3,962,827	43,713,821
Net Increase (Decrease) in Net Assets
from Operations	$ 2,633,934	$ 6,978,897	$ 46,204,356

The accompanying notes are an integral part of the financial statements.

Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Operations

	SVP	SVP	SVP
	Mid Cap Growth	Money Market	Small Company
	Fund	Fund	Fund
Investment Income:
Dividends	$ 137,136	$ –	$ 517,302
Interest	2	40,040	1,256
Total Income	137,138	40,040	518,558

Expenses:
Management advisory fee	70,210	48,601	262,874
Transfer agent fees	9,134	9,033	10,833
Custodian fees	9,800	3,000	16,000
Accounting and administration services	14,042	19,441	52,575
Auditing fees	7,500	10,000	20,800
Legal fees	900	3,000	8,500
Printing fees	2,650	450	10,750
Trustees' and Chief Compliance
Officer's fees and expenses	2,750	4,200	10,250
Other	1,293	2,775	7,592
Total Expenses	118,279	100,500	400,174
Expense Reimbursement	–	(61,474)	–
Net Expenses	118,279	39,026	400,174
Net Investment Income (Loss)	18,859	1,014	118,384

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on sales of investments	(1,339,535)	57	(6,775,510)
Net change in unrealized appreciation (depreciation)	5,087,407	–	19,930,028
Net Realized and Unrealized Gain (Loss)
on Investments	3,747,872	57	13,154,518
Net Increase (Decrease) in Net Assets
from Operations	$ 3,766,731	$ 1,071	$ 13,272,902

Statement of Changes in Net Assets

		SVP			SVP			SVP
		Balanced			Bond			Common Stock
		Fund			Fund			Fund
	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	12/31/09		12/31/08	12/31/09		12/31/08	12/31/09		12/31/08
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 282,068	$ 433,878		$ 3,016,070	$ 2,300,559		$ 2,490,535	$ 2,257,610
Net realized gain (loss) on sales
of investments	(100,058)		(111,527)	3,464,309		504,562	(4,413,517)		(4,310,828)
Net change in unrealized appreciation
(depreciation)	2,451,924		(4,965,734)	498,518		(1,299,667)	48,127,338		(57,011,751)
Net increase (decrease) in net assets from
operations	2,633,934		(4,643,383)	6,978,897		1,505,454	46,204,356		(59,064,969)

Distributions to Shareholders
From net investment income	(401,041)		(363,980)	(3,179,708)		(2,358,508)	(2,706,906)		(2,034,335)
From net realized gain on investments	–		(162,148)	(2,935,188)		–	–		(215,775)
Total distributions to shareholders	(401,041)		(526,128)	(6,114,896)		(2,358,508)	(2,706,906)		(2,250,110)

From Share Transactions
Net proceeds from sales of shares	5,506,725		4,486,266	21,261,151		47,765,940	34,327,550		126,122,068
Net asset value of shares in reinvestment
of dividends and distributions	401,041		526,128	6,114,896		2,358,508	2,706,906		2,250,110
	5,907,766		5,012,394	27,376,047		50,124,448	37,034,456		128,372,178
Less: Payments for shares reacquired	(5,240,460)		(6,740,980)	(23,233,432)		(17,219,640)	(25,199,909)		(26,386,992)
Increase (decrease) in net assets from
capital share transactions	667,306		(1,728,586)	4,142,615		32,904,808	11,834,547		101,985,186
Total Increase (Decrease) in Net Assets for
period	2,900,199		(6,898,097)	5,006,616		32,051,754	55,331,997		40,670,107
Net Assets: Beginning of period	13,480,139		20,378,236	59,680,367		27,628,613	147,355,697		106,685,590
Net Assets: End of period	$ 16,380,338	$ 13,480,139		$ 64,686,983	$ 59,680,367		$ 202,687,694	$ 147,355,697
Undistributed Net Investment
Income (Loss) at End of Period	$ 806	$ 107,797		$ 6,647	$ 16,043		$ 5,745	$ 222,116

The accompanying notes are an integral part of the financial statements. Amounts designated as “-“ are either $0 or have been rounded to $0.

Statement of Changes in Net Assets

		SVP		SVP			SVP
	Mid Cap Growth			Money Market			Small Company
		Fund		Fund			Fund
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	12/31/09	12/31/08	12/31/09		12/31/08	12/31/09		12/31/08
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 18,859	$ (39,501)	$ 1,014	$ 369,494		$ 118,384	$ 115,434
Net realized gain (loss) on sales
of investments	(1,339,535)	(3,169,344)	57		–	(6,775,510)		(3,414,712)
Net change in unrealized appreciation
(depreciation)	5,087,407	(9,380,063)	–		–	19,930,028		(19,233,004)
Net increase (decrease) in net assets from
operations	3,766,731	(12,588,908)	1,071		369,494	13,272,902		(22,532,282)

Distributions to Shareholders
From net investment income	(17,757)	–	(1,014)		(369,494)	(232,424)		–
From net realized gain on investments	–	–	(57)		–	–		(849,023)
Total distributions to shareholders	(17,757)	–	(1,071)		(369,494)	(232,424)		(849,023)

From Share Transactions
Net proceeds from sales of shares	2,548,347	10,286,714	17,193,382		23,087,822	10,365,656		23,884,212
Net asset value of shares in reinvestment
of dividends and distributions	17,757	–	1,071		369,494	232,424		849,023
	2,566,104	10,286,714	17,194,453		23,457,316	10,598,080		24,733,235
Less: Payments for shares reacquired	(4,312,808)	(11,025,079)	(23,618,033)		(18,478,501)	(12,250,418)		(16,579,274)
Increase (decrease) in net assets from
capital share transactions	(1,746,704)	(738,365)	(6,423,580)		4,978,815	(1,652,338)		8,153,961
Total Increase (Decrease) in Net Assets for
period	2,002,270	(13,727,273)	(6,423,580)		4,978,815	11,388,140		(15,227,344)
Net Assets: Beginning of period	13,501,585	26,828,858	22,724,314		17,745,499	49,604,244		64,831,588
Net Assets: End of period	$ 15,503,855	$ 13,501,585	$ 16,300,734	$ 22,724,314		$ 60,992,384	$ 49,604,244
Undistributed Net Investment
Income (Loss) at End of Period	$ 1,102	$ –	$ 17	$ 74		$ 24,915	$ 94,715

Financial Highlights

		Income From Investment Operations				Less Distributions

		Net asset	Net	Net gains or		Dividends
		value,	investment	losses on securities	Total from	(from net	Distributions	Total	Net asset value,
	Fiscal year	beginning of	income	(both realized and	investment	investment	(from realized	distributions	end of period
Fund	(period ended)	period	(loss) ^	unrealized)^	operations	income)	gains)
Balanced
	12/31/05	$ 11.45	$ 0.26	$ 0.39	$ 0.65	$ 0.27	$ 0.20	$ 0.47	$ 11.63
	12/31/06	11.63	0.29	1.05	1.34	0.31	0.14	0.45	12.52
	12/31/07	12.52	0.29	0.77	1.06	0.31	0.77	1.08	12.50
	12/31/08	12.50	0.28	(3.28)	(3.00)	0.26	0.11	0.37	9.13
	12/31/09	9.13	0.20	1.76	1.96	0.27	–	0.27	10.82
Bond
	12/31/05	10.11	0.43	(0.25)	0.18	0.45	–	0.45	9.84
	12/31/06	9.84	0.48	(0.12)	0.36	0.48	–	0.48	9.72
	12/31/07	9.72	0.47	0.21	0.68	0.41	–	0.41	9.99
	12/31/08	9.99	0.50	(0.16)	0.34	0.41	–	0.41	9.92
	12/31/09	9.92	0.49	0.61	1.10	0.54	0.50	1.04	9.98
Common Stock
	12/31/05	10.98	0.13	0.71	0.84	0.13	–	0.13	11.69
	12/31/06	11.69	0.19	1.70	1.89	0.19	–	0.19	13.39
	12/31/07	13.39	0.19	1.18	1.37	0.16	0.28	0.44	14.32
	12/31/08	14.32	0.20	(4.93)	(4.73)	0.14	0.01	0.15	9.44
	12/31/09	9.44	0.15	2.47	2.62	0.16	–	0.16	11.90
Mid Cap Growth
	12/31/05	9.29	(0.01)	0.36	0.35	–	–	–	9.64
	12/31/06	9.64	(0.01)	0.55	0.54	–	–	–	10.18
	12/31/07	10.18	(0.02)	2.26	2.24	–	–	–	12.42
	12/31/08	12.42	(0.02)	(5.70)	(5.72)	–	–	–	6.70
	12/31/09	6.70	0.01	2.04	2.05	0.01	–	0.01	8.74
Money Market
	12/31/05	1.00	0.0280	–	0.0280	0.0280	–	0.0280	1.00
	12/31/06	1.00	0.0460	–	0.0460	0.0460	–	0.0460	1.00
	12/31/07	1.00	0.0457	–	0.0457	0.0457	–	0.0457	1.00
	12/31/08	1.00	0.0187	–	0.0187	0.0187	–	0.0187	1.00
	12/31/09	1.00	0.0000	–	0.0000	0.0000	–	0.0000	1.00
Small Company
	12/31/05	14.25	0.01	1.16	1.17	0.01	1.47	1.48	13.94
	12/31/06	13.94	0.03	2.24	2.27	0.03	1.85	1.88	14.33
	12/31/07	14.33	0.08	1.16	1.24	0.09	1.50	1.59	13.98
	12/31/08	13.98	0.02	(4.54)	(4.52)	–	0.16	0.16	9.30
	12/31/09	9.30	0.02	2.51	2.53	0.05	–	0.05	11.78

^ Calculated based upon average shares outstanding.
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the Funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

The accompanying notes are an integral part of the financial statements.

Amounts designated as “-“ are either zero or represent less than $.005‚ or $(.005‚).

Financial Highlights

				Ratio of expenses to
			Ratio of expenses to	average net assets before		Ratio of net investment income
	Net assets at	Ratio of expenses to	average net assets	contractual and	Ratio of net income	(loss) to average net assets	Portfolio
Total return	end of period	average net	before custodian fee	voluntary expense	(loss) to average	before contractual and voluntary	turnover
(%) *	(000 omitted)	assets (%)	credits (%) **	reimbursements (%) ***	net assets (%)	expense reimbursements (%)***	rate (%)

5.65	$ 21,578	0.79	0.83	0.88	2.21	2.16	189
11.49	21,270	0.79	0.81	0.81	2.35	2.35	181
8.44	20,378	0.89	0.91	0.91	2.17	2.17	91
(23.95)	13,480	0.83	0.85	0.85	2.44	2.44	59
21.47	16,380	0.86	0.86	0.86	2.03	2.03	90

1.81	23,626	0.67	0.69	0.71	4.24	4.22	386
3.70	23,208	0.66	0.68	0.68	4.70	4.70	399
7.05	27,629	0.74	0.76	0.76	4.71	4.71	306
3.40	59,680	0.65	0.66	0.66	4.91	4.91	289
11.08	64,687	0.64	0.64	0.64	4.57	4.57	241

7.64	67,720	0.65	0.67	0.67	1.17	1.17	22
16.14	79,345	0.60	0.61	0.61	1.50	1.50	16
10.21	106,686	0.66	0.66	0.66	1.35	1.35	14
(33.04)	147,356	0.57	0.57	0.57	1.61	1.61	6
27.75	202,688	0.71	0.71	0.71	1.45	1.45	10

3.77	25,638	0.79	0.81	0.81	(0.13)	(0.13)	163
5.60	24,494	0.74	0.77	0.77	(0.03)	(0.03)	82
22.00	26,829	0.80	0.84	0.84	(0.14)	(0.14)	88
(46.05)	13,502	0.76	0.78	0.78	(0.18)	(0.18)	119
30.60	15,504	0.84	0.84	0.84	0.13	0.13	51

2.84	27,189	0.40	0.40	0.56	2.80	2.64	–
4.70	25,144	0.40	0.41	0.51	4.62	4.52	–
4.70	17,745	0.59	0.61	0.61	4.61	4.61	–
1.89	22,724	0.54	0.54	0.54	1.83	1.83	–
0.00	16,301	0.20	0.20	0.52	0.01	(0.31)	–

8.21	53,831	0.70	0.72	0.72	0.08	0.08	70
16.17	60,122	0.62	0.65	0.65	0.22	0.22	53
8.60	64,832	0.68	0.70	0.70	0.51	0.51	52
(32.29)	49,604	0.63	0.64	0.64	0.19	0.19	42
27.15	60,992	0.76	0.76	0.76	0.23	0.23	41

**	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
***	Expense reductions are comprised of the contractual expense reimbursements as described in Note (€).

Notes to Financial Statements

(1) Organization:	of the securities’ primary markets, will be fair valued under
The Sentinel Variable Products Trust (the “Trust”) is an open end	procedures adopted by the Funds’ Board of Trustees. The Board
investment company, registered under the Investment Company	has delegated this responsibility to a pricing committee,
Act of 1940 as amended, which continuously offers its shares to	subject to its review and supervision.
separate accounts of insurance companies to serve as invest-	The fair value hierarchy as required by GAAP are summarized in
ment vehicles for variable life insurance policies and annuity	the three broad levels listed below:
contracts. The Trust consists of six separate and distinct funds:	• Level 1 – Quoted prices (unadjusted) in active markets for
Sentinel Variable Products Balanced, Sentinel Variable Prod-	identical assets at the time of the NYSE close (normally
ucts Bond, Sentinel Variable Products Common Stock, Sentinel	4:00 PM Eastern). Includes most domestic equities,
Variable Products Mid Cap Growth, Sentinel Variable Products	American Depository Receipts, Exchange Traded Funds
Money Market and Sentinel Variable Products Small Company,	and Standard & Poor’s Depository Receipts that rely on
all of which are diversified. The six funds of the Trust are referred	unadjusted or official closing prices based on actual trading
to hereinafter collectively as the “Funds”, and individually as	activity which coincides with the close of the NYSE.
a “Fund.”	• Level 2 – Other significant observable inputs (evaluated
(2) Significant Accounting Policies:	prices factoring in observable inputs using some type of
The financial statements have been prepared in conformity	model, matrix or other calculation methodology which takes
with accounting principles generally accepted in the United	into consideration factors such as quoted prices for similar
States of America (“GAAP”), which require management to	securities, interest rates, prepayment speeds, credit risk,
make certain estimates and assumptions at the date of the	etc.). Includes most long-term and short-term fixed income
financial statements. The following is a summary of significant	investments, most foreign equities trading on foreign
accounting policies followed by the Trust in the preparation of	exchanges and over-the-counter securities not listed on the
its financial statements.	NASDAQ National Market System that rely on a mean price
which falls between the last bid and asked quotes coinciding
A. Security Valuation:	with the close of the NYSE. Investments in other Regulated
Equity securities that are traded on a national securities exchange	Investment Companies (RIC’s) that rely on calculated Net
and over-the-counter securities listed in the NASDAQ National	Asset Values (NAV’s) would also generally be considered
Market System are valued at the last reported sales price or	Level 2.
official closing price on the principal exchange on which they
are traded on the date of determination as of the close of business	• Level 3 – Significant unobservable inputs (including non-
of the New York Stock Exchange (“NYSE”), usually 4:00 p.m.	binding broker quotes or the Sentinel Pricing Committee’s
Eastern time, each day that the NYSE is open for business.	own assumptions in determining the fair value of
Securities for which no sale was reported on the valuation date	investments).
are valued at the mean between the last reported bid and asked	The inputs or methodologies used for valuing securities are
prices. Over-the-counter securities not listed on the NASDAQ	not necessarily an indication of the risk associated with investing
National Market System are valued at the mean of the current	in those securities. For example, money market securities are
bid and asked prices. For Funds other than the Money Market	normally valued using amortized cost, which approximates the
Fund, fixed-income securities with original maturities of greater	current fair value of a security, but since this value is not obtained
than 60 days, including short-term securities with more than	from a quoted price in an active market, such securities are
60 days left to maturity, are valued on the basis of valuations	reflected as Level 2.
provided by an independent pricing service. The mean between	There have been no significant changes in valuation techniques
the bid and asked prices is generally used for valuation purposes.	during the fiscal year, but the Sentinel Pricing Committee
Short-term securities with original maturities of less than 60	considers factors such as few recent transactions, inconsistent
days are valued at amortized cost, which approximates market	price quotes and wider bid-ask spreads when determining if
value. The value of short-term securities originally purchased	transactions are not orderly for fair valuation purposes.
with maturities greater than 60 days is determined based on
an amortized value to par when they reach 60 days or less
remaining to maturity. Securities held in the Money Market Fund are valued at amortized cost regardless of days left to maturity, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission.
The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization
to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close

Notes to Financial Statements

The fair value measurements as of December 31, 2009 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
SVP Fund	(Level 1)	(Level 2)	(Level 3)	Total
Assets:
Investments in Securities:
Balanced:
Agency Discount Notes	$ –	$ 779,995	$ –	$ 779,995
Collateralized Mortgage Obligations	–	341,168	–	341,168
Corporate Bonds	–	185,659	–	185,659
Domestic Common Stocks	10,270,649	–	–	10,270,649
Exchange Traded Funds	111,250	–	–	111,250
Foreign Stocks & ADR’s	705,320	–	–	705,320
Mortgage-Backed Securities	–	1,516,520	–	1,516,520
U.S. Treasury Obligations	–	2,378,517	–	2,378,517
Totals	$ 11,087,219	$ 5,201,859	$ –	$ 16,289,078
Bond:
Agency Discount Notes	$ –	$ 2,999,965	$ –	$ 2,999,965
Collateralized Mortgage Obligations	–	3,143,657	–	3,143,657
Corporate Bonds	–	7,174,665	–	7,174,665
Mortgage-Backed Securities	–	35,705,604	–	35,705,604
U.S. Treasury Obligations	–	15,341,727	–	15,341,727
Totals	$ –	$ 64,365,618	$ –	$ 64,365,618
Common Stock:
Corporate Short-Term Notes	$ –	$ 6,499,968	$ –	$ 6,499,968
Domestic Common Stocks	182,173,667	–	–	182,173,667
Exchange Traded Funds	2,002,500	–	–	2,002,500
Foreign Stocks & ADR’s	11,946,325	–	–	11,946,325
Totals	$ 196,122,492	$ 6,499,968	$ –	$ 202,622,460
Mid Cap Growth:
Corporate Short-Term Notes	$ –	$ 299,999	$ –	$ 299,999
Domestic Common Stocks	14,324,301	–	–	14,324,301
Foreign Stocks & ADR’s	444,608	–	–	444,608
Real Estate Investment Trusts	365,954	–	–	365,954
Totals	$ 15,134,863	$ 299,999	$ –	$ 15,434,862
Money Market:
Agency Discount Notes	$ –	$ 12,577,109	$ –	$ 12,577,109
Corporate Short-Term Notes	–	3,699,646	–	3,699,646
Totals	$ –	$ 16,276,755	$ –	$ 16,276,755
Small Company:
Agency Discount Notes	$ –	$ 799,991	$ –	$ 799,991
Corporate Short-Term Notes	–	2,999,990	–	2,999,990
Domestic Common Stocks	53,642,358	–	–	53,642,358
Foreign Stocks & ADR’s	1,520,372	–	–	1,520,372
Real Estate Investment Trusts	1,844,977	–	–	1,844,977
Totals	$ 57,007,707	$ 3,799,981	$ –	$ 60,807,688
Liabilities:
Investments in Securities:
None.

Please refer to each Fund’s Statement of Investment in Securities for more detailed information on specific securities.

There was no reportable Fair Value Level 3 activity for the fiscal year ended December 31, 2009.

Notes to Financial Statements

B. Securities Transactions and Investment Income:				D. Repurchase Agreements:
Securities transactions are accounted for on the next business				Each Fund, to a limited extent, may enter into repurchase
day following trade date (trade date plus one). Under certain				agreements as a means of making short-term investments, of
circumstances, exceptions are made so that purchases and				seven days or less, and in aggregate amounts of not more than
sales are accounted for on trade date. These exceptions include:				25% of the net assets of a Fund. Each Fund, through its
(1) when trades occur on a day that happens to coincide with the				custodian, takes possession of the securities collateralizing
last business day of a calendar month; or				repurchase agreements. All repurchase agreements used by
the Funds will provide that the value of the collateral underlying
(2) on occasion, if Sentinel Administrative Services, Inc. (“SASI”),				the repurchase agreement always be at least equal to 102% of
the Funds’ administrator, believes significant price movements				the repurchase price. If the seller defaults and the value of the
are deemed large enough to impact the calculation of the net				collateral declines or if bankruptcy proceedings are commenced
asset value per share.				with respect to the seller of the security, realization of the
Interest income is recorded on the accrual basis, which includes				collateral by the Fund may be delayed or limited. There were no
the amortization of bond premiums on fixed-income securities.				repurchase agreements outstanding at December 31, 2009.
Dividend income is recorded on the ex-dividend date when verified
by two independent sources and adjusted daily for foreign tax				E. Federal Income Taxes:
withholding, reclaims and currency fluctuations, when applicable.				Each Fund intends to continue to meet the requirements of
The cost of securities sold is determined, and realized gains and				the Internal Revenue Code applicable to regulated investment
losses are computed, using the identified cost method. Market				companies. Each Fund intends to distribute all of its taxable
discount and original issue discount are accreted to income.				income to its shareholders, relieving it of any federal or state
Distributions received from the Funds’ investments in real				excise tax or income tax liability. Each Fund is also required to
estate investment trusts (“REITs”) often include a “return of				recognize the tax effects of certain tax positions under a “more
capital” which is recorded by the Funds as a reduction of the				likely than not” standard, that based on their technical merits,
cost basis of the securities held.				have a more than »ž percent likelihood of being sustained upon examination. Fund management carried out procedures to
C. Dividends and Distributions:				identify material tax position adjustments and has none to report
Dividends and distributions to shareholders are recorded on				for the fiscal year December 31, 2009, along with the three
the ex-dividend date. Income distributions and capital gain				previous fiscal years, which are still considered open and
distributions are determined in accordance with federal income				subject to examination.
tax regulations which may differ from accounting principles
generally accepted in the United States of America. These				F. Options:
differences are primarily due to the reclassification of net				When a Fund writes an option, an amount equal to the premium
investment losses to net short-term capital gains or paid-in				received by the Fund is recorded as a liability and is subsequently
capital, differing treatments for gains and losses on mortgage-				adjusted to the current fair value of the option written. Premiums
backed securities payment receipts and dividends paid.				received from writing options that expire unexercised are treated
Reclassifications were made to reflect these differences				by the Fund on the expiration date as realized gains from invest-
as of December 31, 2009.				ments. The difference between the premium and the amount
paid on effecting a closing purchase transaction is also treated
		Accumulated		as a realized gain, or, if the premium is less than the amount
	Accumulated	undistributed		paid for the closing purchase transaction, as a realized loss. If a
	undistributed	net realized		call option written by a Fund is exercised, the premium is added
	net investment	gain (loss) on		to the proceeds from the sale of the underlying security in
SVP Fund	income (loss)	investments	Paid-in capital	determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces
Balanced	$11,982	$(11,982)	$–	the cost basis of the securities purchased by the Fund. There
Bond	154,242	(154,242)	-	were no options transactions during the fiscal year ended
Money Market	(57)	57	-	December 31, 2009.
Small Company	44,240	25,339	(69,579)
G. Dollar Rolls:
The SVP Balanced and SVP Bond Fund may enter into dollar
rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar
(same type, coupon and maturity) securities on a specified
future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended December 31, 2009.

Notes to Financial Statements

H. Securities Lending:	SAMI and/or an affiliate have voluntarily agreed to waive fees
Under an agreement with State Street Bank and Trust Company	and/or reimburse expenses paid by the SVP Money Market Fund
(“SSB”), the Funds may lend their securities, up to 50% of each	to the extent necessary to prevent total expenses from exceeding
Fund’s portfolio before taking into account the securities loaned,	the gross income from the Fund’s investments on a daily basis.
to certain approved brokers, dealers and other financial	This reimbursement may be discontinued at any time. For the
institutions. Each loan is collateralized by cash in an amount	period from January 1, 2009 through December 31, 2009, the total
equivalent to 102% (domestic) or 105% (foreign) of the market	amount reimbursed to SVP Money Market Fund was $61,474.
value of the loaned securities. Any adjustments in collateral	SAMI and/or an affiliate have no right to recoup fees reimbursed.
required to maintain those levels due to market value fluctuations	Sentinel Financial Services Company (“SFSC”), a subsidiary of
are made the next business day. The cash collateral is invested	SAMI, acts as the principal underwriter of shares of the Funds.
in a registered money market fund advised by State Street Global	SFSC receives no compensation from the Trust for acting as
Advisors, a subsidiary of SSB. A portion of the income generated	principal underwriter.
by the investment of the collateral, net of any rebates paid by
SSB to the borrowers, is remitted to SSB as lending agent, and	Each Trustee who is not an affiliate of SAMI receives an annual fee
the remainder is retained by the Fund. The Fund receives from	from the Trust of $10,000 plus $2,000 for each meeting attended.
the borrower all accrued dividend and interest amounts while the	This compensation totaled $18,000 each for Mr. McMeekin and
securities are out on loan. The Fund retains certain ownership	Mr. Ricker and $16,000 for Ms. Pope for the fiscal year ended
rights as to the loaned securities when retaining such rights is	December 31, 2009.
considered to be in the Fund’s best interest. Generally, in the event	The Funds’ Chief Compliance Officer also serves as Chief
of borrower default, the Fund has the right to use the collateral	Compliance Officer of Sentinel Group Funds, Inc., a series
to offset any losses incurred. In the event the Fund is delayed or	investment company also advised by SAMI, SAMI itself, and
prevented from exercising its right to dispose of the collateral,	the separate accounts of National Life Insurance Company
there may be a potential loss to the Fund. The Fund bears the	which fund its variable life insurance and annuity products.
risk of loss with respect to the investment of the collateral. At	Pursuant to an amended and restated agreement dated as of
December 31, 2009, none of the Funds had securities on loan	November 26, 2007, the Funds and Sentinel Group Funds, Inc.
because Sentinel Asset Management, Inc. (“SAMI”) elected to	pay 50% of the costs incurred by these Chief Compliance
temporarily suspend participation in the program.	Officer functions, including the salary and benefits of the Funds’
I. Other:	Chief Compliance Officer and his administrative assistant,
Direct expenses of a Fund are charged to that Fund while	and the other costs incurred by the Chief Compliance Officer.
common expenses of the Trust are allocated proportionately	The Funds and Sentinel Group Funds, Inc. allocate their 50%
based upon the Funds’ respective average net assets or number	share of these costs in proportion to net assets. Out-of-pocket
of shareholder accounts. Earnings credits are received from	costs which can be specifically allocated to a particular entity
State Street Bank and Trust Company (“SSB”), the custodian	are so allocated.
bank, on cash balances and are reflected in the statement of	Pursuant to the Fund Services Agreement with SASI, a subsidiary
operations as an expense offset.	of SAMI, the Trust receives certain transfer agency, fund
accounting and administration services. For these services, the
(3) Management Advisory Fees and	Fund Services Agreement provides for the Trust to pay to SASI a
Related Party Transactions	fixed fee totaling $20,000 per year for transfer agency services
Pursuant to two Investment Advisory Agreements (“Advisory	and a fee of 0.10% of average daily net assets of the Funds for
Agreements”), one dated November 1, 2000, as amended	fund accounting and administration services. For the fiscal year
November 19, 2008 and one dated November 8, 2002, SAMI,	ended December 31, 2009 this fee totaled $357,997.
a subsidiary of NLV Financial Corporation, manages each
Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company, which issues variable
insurance and annuity products through which the Trust is offered, because National Life Insurance Company is also a subsidiary of
NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for
services rendered under its advisory agreement, each Fund
pays to SAMI a monthly fee determined as follows:
a) With respect to SVP Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.
b) With respect to SVP Bond Fund: 0.40% per annum on the
average daily net assets of the Fund.
c) With respect to the SVP Common Stock, SVP Mid Cap Growth
and SVP Small Company Funds: 0.50% per annum on the first
$200 million of average daily net assets of each Fund; 0.45%
per annum on the next $300 million of such assets of each
Fund; and 0.40% per annum on such assets of each Fund in
excess of $500 million.
d) With respect to the SVP Money Market Fund: 0.25% per
annum on the average daily net assets of the Fund.

Notes to Financial Statements

(4) Investment Transactions:					(5) Shares of Beneficial Interest
Purchases and sales (excluding short-term obligations) for the					Transactions:
fiscal year ended December 31, 2009 were as follows:					There are an unlimited number of authorized shares for each
	Purchases		Sales		Fund in the Trust. Each share has a par value of $0.001.
	of other	Purchases	of other		Transactions in shares for the fiscal year ended December 31,
	than U.S.	of U.S.	than U.S.	Sales of U.S.	2009 and fiscal year ended December 31, 2008 were as follows:
	Government	Government	Government	Government
	direct and	direct and	direct and	direct and
	agency	agency	agency	agency			Shares
SVP Fund	obligations	obligations	obligations	obligations			issued in
							reinvestment		Net increase
Balanced	$ 1,812,422	$ 10,234,387	$ 1,277,078	$ 10,544,110			of dividends		(decrease)
Bond	28,309,315	125,626,175	42,849,900	112,456,568		Shares	and	Shares	in shares
					SVP Fund	sold	distributions	reacquired	outstanding
Common
Stock	32,647,802	-	16,719,819	-	Year Ended December 31, 2009
Mid Cap					Balanced	548,982	36,793	548,524	37,251
Growth	6,829,960	-	7,964,899	-	Bond	2,049,609	610,879	2,200,784	459,704
Small					Common
Company	20,140,828	-	24,376,982	-	Stock	3,720,204	225,575	2,518,817	1,426,962
(The Sentinel Variable Products Money Market Fund invests only in					Mid Cap
short-term obligations.)					Growth	345,361	2,013	588,569	(241,195)
At December 31, 2009, the Trust had tax basis capital losses					Money
which may be used to offset future capital gains as follows:					Market	17,193,382	1,071	23,618,033	(6,423,580)
			Expiring		Small
SVP Fund			on 12/31		Company	1,098,373	19,531	1,269,944	(152,040)
Balanced		$ 97,854	2016		Year Ended December 31, 2008
		101,856	2017		Balanced	389,898	58,136	601,459	(153,425)
	Total	$ 199,710			Bond	4,718,673	237,993	1,703,032	3,253,634
Common Stock		$ 3,229,940	2016		Common
		5,343,890	2017		Stock	10,151,907	241,169	2,237,174	8,155,902
	Total	$ 8,573,830			Mid Cap
					Growth	939,810	-	1,084,217	(144,407)
Mid Cap Growth		$ 627,941	2010		Money
		1,648,634	2016		Market	23,087,822	369,494	18,478,501	4,978,815
		3,079,028	2017		Small
	Total	5,355,603			Company	2,040,825	93,608	1,440,965	693,468
Money Market		$17	2011
Small Company		$ 622,997	2016		From time to time the Funds may have a concentration of
		9,306,590	2017		several policyholders, insurance companies or insurance
					products holding a significant percentage of shares outstanding.
	Total	$ 9,929,587			nvestment activities of these parties could have a material
					impact on the Funds.
During the year ended December 31, 2009, the Funds utilized
capital losses as follows:

SVP Fund		Capital losses utilized
Bond			$ 62,734

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire.

Notes to Financial Statements

(6) Distributions to Shareholders					(7) Indemnifications
The tax character of distributions paid during the fiscal year ended					In the normal course of business, the Funds enter into contracts
December 31, 2009 were as follows:					that contain a variety of representations, which provide general
	Ordinary	Long-term	Return of		indemnifications. The Funds’ maximum exposure under these
SVP Fund	income	capital gain	capital	Total	contracts is unknown as this would involve future claims that may
					be made against the Funds that have not yet occurred. However,
Balanced	$ 401,041	$ –	$ –	$ 401,041	based on experience, the Funds expect the risk of loss to be remote.
Bond	6,080,811	34,085	-	6,114,896
Common					(8) Subsequent Events
Stock	2,706,906	-	-	2,706,906	Fund management has performed an evaluation of subsequent
					events through February 12, 2010, coinciding with the date the
Growth Mid Cap	17,757	-	-	17,757	financial statements were issued.
Money
Market	1,071	-	-	1,071
Small
Company	232,424	-	-	232,424

The tax character of distributions paid during the year ended
December 31, 2008 were as follows:
	Ordinary	Long-term	Return of
SVP Fund	income	capital gain	capital	Total
Balanced	$363,980	$162,148	$ —	$526,128
Bond	2,358,508	—	—	2,358,508
Common
Stock	2,034,335	215,775	—	2,250,110
Mid Cap
Growth	—	—	—	—
Money
Market	369,494	—	—	369,494
Small
Company	147,241	701,782	—	849,023

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
			Currently
			distributable
		Currently	long-term
		distributable	capital gain	Unrealized
		ordinary	or capital	appreciation
SVP Fund		income	loss carryover	(depreciation)
Balanced		$ 1,777	$ (199,710)	$ 1,500,004
Bond		250,811	196,400	(520,738)
Common Stock		25,155	(8,573,830)	15,727,812
Mid Cap Growth		1,102	(5,355,603)	2,679,868
Money Market		17	(17)	-
Small Company		10,908	(9,929,587)	8,821,675

The difference between book basis and tax basis unrealized
appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

Report of Independent
Registered Public
Accounting Firm

To the Policyholders and Board of Trustees
of Sentinel Variable Products Trust
In our opinion, the accompanying statements of assets and
liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund,
Sentinel Variable Products Bond Fund, Sentinel Variable Products
Common Stock Fund, Sentinel Variable Products Mid Cap Growth
Fund, Sentinel Variable Products Money Market Fund and
Sentinel Variable Products Small Company Fund of the Sentinel
Variable Products Trust (the “Funds”) at December 31, 2009, the
results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These
financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’
management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 12, 2010

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example			Hypothetical Example for
When you allocate to one or more of the Sentinel Variable Products			Comparison Purposes
Funds, you incur ongoing costs, including management fees			The second line of each Fund entry in the table below provides
and other Fund expenses. This example is intended to help you			information about hypothetical account values and hypothetical
understand your ongoing costs (in dollars) of allocating to the			expenses based on the actual expense ratio of the share class
Funds and to compare these costs with the ongoing costs of			and an assumed rate of return of 5% per year before expenses,
allocating to other mutual funds.			which is not the actual return of the share class. The hypothetical
The Example is based on an investment of $1,000 invested at			account values and expenses may not be used to estimate the
the beginning of the period and held for the entire period from			actual ending account balance or expenses you paid for the
07/01/09 through 12/31/09.			period. You may use this information to compare the ongoing
			costs of allocating to a specific Sentinel Variable Products Trust
Actual Expenses			Fund to other funds. To do so, compare this 5% hypothetical
The first line of each Fund entry in the table below provides			example with the 5% hypothetical examples that appear in the
information about actual account values and actual expenses. You			shareholder reports of the other funds.
may use the information in this line, together with the amount you
invested, to estimate the expenses that you paid over the period.			Please note that the expenses shown in the table below do not
Simply divide your account value by $1,000 (for example, an $8,600			include fees and expenses charged or incurred by the separate
account value divided by $1,000 = 8.6), then multiply the result by			accounts of insurance companies which purchases shares of
the number in the first line under the heading entitled Expenses			the Funds to serve as investment vehicles under variable life
Paid from 07/01/09 through 12/31/09 to estimate the expenses you			insurance policies or variable annuity contracts issued by them.
paid on your account during this period.			If such expenses were included, the overall expenses shown in
			the table below would be higher and the ending account values
			would be lower.

						Expenses Paid
						from 07/01/09
	Total Return	Total Return	Beginning Account	Ending Account	Annualized	through
SVP Fund	Description	Percentage	Value 07/01/09	Value 12/31/09	Expense Ratio	12/31/09*
Balanced	Actual	14.45‚%	$1,000.00	$1,144.48	0.88%	$4.76
	Hypothetical
	(5% per year
	before expenses)	2.08%	1,000.00	1,020.77	0.88%	4.48
Bond	Actual	2.79%	1,000.00	1,027.91	0.62%	3.17
	Hypothetical
	(5% per year
	before expenses)	2.21%	1,000.00	1,022.08	0.62%	3.16
Common Stock	Actual	20.48%	1,000.00	1,204.76	0.70%	3.89
	Hypothetical
	(5% per year
	before expenses)	2.17%	1,000.00	1,021.68	0.70%	3.57
Mid Cap Growth	Actual	18.08%	1,000.00	1,180.82	0.82%	4.51
	Hypothetical
	(5% per year
	before expenses)	2.11%	1,000.00	1,021.07	0.82%	4.18
Money Market	Actual	0.00%	1,000.00	1,000.00	0.15%	0.76
	Hypothetical
	(5% per year
	before expenses)	2.45%	1,000.00	1,024.45	0.15%	0.77
Small Company	Actual	21.78%	1,000.00	1,217.77	0.77%	4.30
	Hypothetical
	(5% per year
	before expenses)	2.13%	1,000.00	1,021.32	0.77%	3.92
*Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by
184/365 to reflect the one-half year period.

Information and Services for Shareholders

Federal Tax Status of Dividends
and Distributions
Certain tax information for the Sentinel Variable Products Trust
Funds is required to be provided to shareholders based upon
the Funds’ income and distributions for the taxable year ended
December 31, 2009.
The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of
long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
SVP Fund	Deduction	Income	Distribution
Balanced	52.43%	52.43%	$ —
Bond	—	—	34,085
Common Stock	100.00	100.00	—
Mid Cap Growth	100.00	100.00	—
Small Company	100.00	100.00	—

Portfolio Proxy Voting Guidelines and
Voting Record
Sentinel Variable Products Funds portfolio proxy voting
guidelines, and information on how the Funds voted proxies
relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge online
at www.nationallife.com under “Customer Service“ then
“Funds and Prospectus“, and at www.sec.gov, or by calling
(800) 537-7003.

Availability of Quarterly Schedule
of Investments
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms
N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements

Sentinel Variable Products Trust (the “Trust”) has entered into	• the nature, extent and quality of investment services
investment advisory agreements (the “Advisory Agreements”)	rendered by the Advisor;
with Sentinel Asset Management, Inc. (the “Advisor”) with	• revenue received by the Advisor and its affiliates in
respect to its six series funds (each a “Fund” and collectively	respect of the Funds;
the “Funds”). The Advisory Agreements consist of an agree-	• the costs borne by, and profitability of, the Advisor in
ment dated November 1, 2000 (as amended November 19, 2008)	providing services to the Funds;
relating to the Common Stock, Mid Cap Growth, Small	• comparative fee and expense data for each Fund and
Company and Money Market Funds and an agreement dated	other funds with similar investment objectives;
November 8, 2002 relating to the Balanced and Bond Funds.	• the extent to which economies of scale would be realized
As required by the Investment Company Act of 1940 (the	as the Funds grow and whether fee levels reflect these
“Investment Company Act”), the Board of Trustees (the “Board”)	economies of scale for the benefit of investors;
considers the continuance of the Advisory Agreements on an	• the Advisor’s policies and practices regarding allocation of
annual basis. On August 14, 2009, the Board approved the	portfolio transactions of the Funds, and the extent to which
continuance of the Advisory Agreements for an additional year.	the Advisor benefits from soft dollar arrangements;
Contract Review Process	• any indirect benefits that the Advisor and its affiliates
The Board discusses the Funds’ investment advisory arrange-	receive from their relationships to the Funds;
ments with the Advisor on a regular basis. In connection	• information about fees charged by the Advisor to other
with the Board’s most recent consideration of the Advisory	clients with similar objectives;
Agreements, the Advisor provided the Trustees with the	• the professional experience and qualifications of each
information described below. In addition, the Trust’s counsel,	Fund’s portfolio manager(s) and other senior personnel
which is independent of the Advisor, provided a memorandum	of the Advisor;
to the Trustees describing the legal standards for their	• the compliance record of the Advisor and affiliates
consideration of the proposed approvals. The Trustees who	under applicable securities and other laws, and under
are not interested persons of the Trust (as such persons are	the Advisor’s internal compliance program; and
defined in the Investment Company Act) (the “Independent	• the terms of each Advisory Agreement.
Trustees”) held a telephonic meeting with the Trust’s counsel on
August 11, 2009 to consider these materials and the proposed	The Board’s conclusions on a series of points relating to the
continuance of the Advisory Agreements. Following this	Advisor, the services it provides and the Advisory Agreements
meeting, the Independent Trustees requested and received	are summarized below.
additional information from the Advisor.

The Board, including all of the Independent Trustees, met on	The Advisor’s Personnel and Investment Process
August 14, 2009 to further consider the proposed continuance	Each quarter the Trustees discuss with senior management
of the Advisory Agreements. During this meeting, the Advisor	of the Advisor the strategies being used to achieve each Fund’s
reviewed the significant investments that had been made in	stated objectives. Among other things, the Board considers
recent years in the advisory infrastructure, including increases	the size, education and experience of each Fund’s portfolio
in compensation for portfolio management personnel. The	management team.
Advisor also reviewed its profitability and the effects of the
increased expenditures. The Trust’s counsel attended such	Throughout the year, the Board requested and received
meeting. At the conclusion of the meeting, based on the	information that included sales and redemption data for each
considerations described in more detail below, the Trustees,	Fund, a discussion on investment strategies used by the Fund
including all of the Independent Trustees, unanimously	and the valuation and pricing of each Fund’s portfolio holdings.
approved the continuance of the Advisory Agreements for	The Board also considered the material provided by the
an additional year.	Advisor at the Board’s request discussed above that included
In reaching their determinations with respect to each Fund	performance and expense information (including advisory fees)
regarding the continuance of the Advisory Agreements, the	for other similar mutual funds provided by Morningstar.
Trustees considered all factors they believed relevant,
including the following:	The Board determined the Advisor is an asset management
• information provided by Morningstar Associates, LLC	firm with appropriate knowledge and experience to manage
(“Morningstar”), an independent third party, comparing	the Funds, which provides excellent investment advisory and
the performance of each Fund to the performance of	non-advisory services to the Funds. In addition, the Board
other funds, including variable product funds, with	noted that it appeared the Advisor’s resources, organization
similar investment objectives and, where available	and history would allow it to continue to provide consistent
from Morningstar, to the performance of the average	services to the Funds.
performance of all such other funds;

Fund Performance	Profitability
The Board receives performance data at least quarterly but,	The Board reviewed information prepared by the Advisor
consistent with the Advisor’s investment goals, the Board	regarding the profits of the Advisor attributable to its advisory
attaches importance to performance over relatively long	relationship with each Fund, as well as the overall profitability
periods of time, typically at least three years, for Funds other	to the Advisor and its affiliates of their relationships with the
than the Money Market Fund. The Board monitors the Advisor’s	Funds. The Independent Trustees also reviewed with the
efforts to achieve good performance. As part of this effort, the	Advisor the methodology it used to allocate expenses for
Board discusses portfolio manager effectiveness.	purposes of such profitability analysis and noted that no one
The Board considered the performance of each Fund i) as	allocation methodology is widely accepted across the business.
a percentage return compared to the return of other funds,	The Board reviewed the 2008 pre- and post tax, and pre- and
including variable product funds, with similar investment	post-distribution profitability of the Advisor and its affiliates in
objectives and ii) as a percentile rank among all such other	providing services to the Funds as compared to information
funds. Information provided by Morningstar indicated that a	prepared by SNL Financial regarding the profitability of several
majority of the Funds had total returns in the top two quintiles	publicly held investment management companies.
compared to their category for the most recent 1-, 3- and 5-year	After reviewing these and related factors, the Board concluded,
periods. Further, a number of Funds had performance in the	within the context of its overall conclusions regarding each of the
top quintile for one or more of such periods. The Morningstar	Advisory Agreements, that the cost allocation methodologies
report also showed information relating to each Fund’s	were reasonable, and profitability of the Advisor was not
risk-adjusted performance. This information was based	inconsistent with other industry data.
on the Sharpe ratio (a recognized measure of risk-adjusted	Economies of Scale
performance) and showed that a majority of the Funds	The Board considered whether there had been economies of
had a Sharpe ratio in the top two quintiles for the 3- and	scale in respect of the management of the Funds, and whether
5-year periods.	the Fund has appropriately benefited from any available
The Board discussed with the Advisor the portfolio management	economies of scale. The Trustees recognized that the fee
of each of the Funds. In that discussion, the Advisor commented	schedules in the Advisory Agreement for the Common Stock,
on two Funds, the Mid Cap Growth Fund and the Money Market	Mid Cap Growth and Small Company Funds each have
Fund, that had performed below the median levels for their	breakpoints that reduce the advisory fee rate as the Fund’s
category for several periods. With respect to the Mid Cap	assets increase above certain levels. They also considered the
Growth Fund, the Advisor noted that new portfolio managers	current level of assets of each Fund. After reviewing these and
had assumed responsibility for that Fund in December 2008.	related factors, the Board concluded, within the context of its
With respect to the Money Market Fund, the Advisor stated	overall conclusions regarding each Advisory Agreement, that
that the Fund’s relative size had impacted its comparative	the Funds appropriately participate in economies of scale.
performance.	Conclusion
After reviewing these and related factors, the Trustees	Based on the review process described above, the Board,
concluded, within the context of their overall conclusions	including all of the Independent Trustees, approved the
regarding each of the Advisory Agreements, that the	continuance of the Advisory Agreements. In arriving at its
performance of each of the Funds and the Advisor supported	decision, the Board did not identify any single factor or group
the continuation of each Advisory Agreement.	of factors as all-important or controlling, but considered all
Advisory Fees and Other Expenses	factors together and different Trustees may have attributed
The Board reviewed each Fund’s annual expense ratio, which	different weights to the various factors considered.
reflects asset-based costs such as advisory fees, accounting and administrative costs and the effects of any fee waivers. The
Board then compared each Fund’s expense ratio to the average expense ratio of the similar funds provided by Morningstar. The
Board noted that the expense ratio of each of the Funds ranked in the top half (lower expenses) of its Morningstar peers.
The Board also considered the advisory fee rates charged by
the Advisor for managing mutual fund portfolios that are
similar to the Funds but available to the public. After reviewing this and related information, the Board concluded, within the context of its overall conclusions regarding each of the Advisory
Agreements, that the fees and expenses of each of the Funds
supported the approval of the Advisory Agreements.

Trustees

The following is a list of the Trust’s independent trustees. Each trustee oversees the six portfolios of the Sentinel Variable Products
Trust. Trustees serve until the next regular policyholders’ meeting or until he or she reaches the mandatory retirement age established by the Trust.

	Position and Length of	Principal Occupation(s)
Name, Address, Age	Time Served	During Past Five Years	Public Directorships

William D. McMeekin (65)	Trustee, since 2000	Former Executive Vice President, Commercial Services -	None
National Life Drive		TD Banknorth, N.A. (formerly Banknorth Vermont) from
Montpelier, VT ‚ 05604		June, 2005‚ to May 2006 ; Senior Vice President & Senior
Lending Officer, from 2001 to 2005; Community President
- The Howard Bank, from 2000 to 2001

Nancy F. Pope (56)	Trustee, since 2007	Trustee - Northfield Savings Bank, since 1995; Director	None
National Life Drive		- Spaulding High School Union District, since 2008;
Montpelier, VT ‚ 05604		Trustee - Governor's Institute of Vermont, from 2007 to
May 2008; Director (Chair) - Barre Town School District,
from 1995, to 2004; Trustee (Vice Chair) - Aldrich Public
Library, since 2002 and from 1993 to 2000

William G. Ricker (70)	Trustee, since 2000	Former President - Denis, Ricker & Brown	None
National Life Drive		(Insurance Agency), from 1980 to 2001
Montpelier, VT ‚ 05604

Officers

The names of and other information relating to the one Trustee who is an officer and “interested person” of the Funds as defined in the
Investment Company Act of 1940, as amended and to the officers of the Funds are set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships

Mehran Assadi (51)	Chair and Trustee,	National Life Holding Company (a mutual insurance company) and	N/A
National Life Drive	since 2009	National Life Insurance Company (“National Life”) - President and
Montpelier, VT ‚ 05604		Chief Executive Officer, since 2009; President - Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to
2005; NLV Financial Corporation - President and Chief Executive
Officer, since 2009; Executive Vice President, from 2008 to 2009

Christian W. Thwaites (52)	President and	Sentinel Asset Management, Inc. (“Advisor”) - President & Chief	Sentinel Funds
National Life Drive	Chief Executive	Executive Officer, since 2005; National Life - Executive Vice	(15 Portfolios)
Montpelier, VT ‚ 05604	Officer, since 2005	President, since 2005; Sentinel Funds - President, Chief Executive
Officer and Director, since 2005; Sentinel Financial Services
Company (“SFSC”) - Chief Executive Officer, since 2005, President from 2005 to 2006; Sentinel Administrative Services, Inc. (“SASI”) -
President & Chief Executive Officer, since 2005; Sentinel Advisors
Company (“SAC”) and Sentinel Administrative Services Company
(“SASC”) - President & Chief Executive Officer, from 2005‚ to 2006;
Skandia Global Funds - Chief Executive Officer, from 1996 to 2004

Thomas P. Malone (53)	Vice President	SASI - Vice President, since 2006; Sentinel Funds - Vice President	N/A
National Life Drive	& Treasurer,	and Treasurer, since 1997; SASC - Vice President, from 1998 to 2004
Montpelier, VT ‚ 05604	Since 2000

John K. Landy (50)	Vice President,	SASI - Senior Vice President, since 2006 ; Sentinel Funds - Vice	N/A
National Life Drive	Since 2004	President, since 2003; SASC - Senior Vice President, from 2004 to
Montpelier, VT ‚ 05604		2006; Vice President, from 1997 to 2004

Scott G. Wheeler (44)	Assistant Vice	SASI - Vice President, since 2007; Assistant Vice President, from	N/A
National Life Drive	President	2006 to 2007; Sentinel Funds - Assistant Vice President and
Montpelier, VT ‚ 05604	& Assistant	Assistant Treasurer, since 1998; SASC - Assistant Vice President,
	Treasurer,	from 1998 to 2006
Since 2004

Lisa F. Muller (42)	Secretary,	National Life - Counsel, since 2008; Sentinel Funds - Secretary,	N/A
National Life Drive	Since 2008	since 2008; State of Vermont, Department of Banking and Insurance
Montpelier, VT ‚ 05604		- Assistant General Counsel, from 2006 to 2008; Davis, Polk and
Wardwell - Associate, from 2005 to 2006 and from 2004 to 2009; U.S.
District Court N.D. Illinois - Clerk, from 2002 to 2004

Jennifer L. Garson (49)	Assistant	National Life - Securities Paralegal, since 2009; Sentinel Funds -	N/A
National Life Drive	Secretary,	Assistant Secretary, since 2009; State of Vermont, Department of
Montpelier, VT ‚ 05604	Since 2009	Banking and Insurance - Regulator, from 2004 to 2009; BlueCross and BlueShield of Vermont - Data Analyst/Programmer, from 1998 to 2004

D. Russell Morgan (54)	Chief Compliance	Advisor; National Variable Annuity Account II; National Variable Life	N/A
National Life Drive	Officer, Since	Insurance Account - Chief Compliance Officer, since 2004; Sentinel
Montpelier, VT ‚ 05604	2004; Secretary,	Funds - Chief Compliance Officer, since 2004; Secretary, from 1988
	from 2000 to 2005	to 2005; National Life - Assistant General Counsel, from 2001 to
2005; Equity Services, Inc. - Counsel, from 1986 to 2005; Advisor,
SFSC, SASC - Counsel, from 1993 to 2005

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.
The Statement of Additional Information has additional information about the Trust’s Trustees and is available, without charge, upon request by calling 800.537.7003.

Investment Advisor	Custodian
Sentinel Asset Management, Inc.	State Street Bank & Trust Company –Kansas City
Principal Underwriter	Transfer Agent, Shareholder Servicing Agent
Sentinel Financial Services Company	and Administrator
Counsel	Sentinel Administrative Services, Inc.
Sidley Austin LLP
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and is available from your nancial advisor or www.sentinelinvestments.com.
Please read the prospectus carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services
Company, Sentinel Asset Management, Inc., and Sentinel Administrative
Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services
Company, One National Life Drive, Montpelier, VT 05604, 800.233.4332,
sentinelinvestments.com.

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2009, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended December 31, 2009 to any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended December 31, 2009 from any provision of the code of ethics that applies to the Registrant's Principal Executive and Senior Financial Officers.

(e)	Not applicable.
(f)	A copy of the Registrant's code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board of Trustees has determined that the Board of Trustees currently does not have an Audit Committee Financial Expert serving on the Registrant's Audit Committee. However, the members of the Audit Committee, which consists of the three non-interested trustees of the Registrant, after considering all the factors that they deem relevant, including the experience and business backgrounds of its members, have determined that as a group they have the attributes necessary to provide appropriate oversight in connection with preparation of the Registrant's financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2008	$87,000
2009	$82,650

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(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant's transfer agent, Sentinel Administrative Services Inc. ("SASI"), aggregate fees for services which related to the SASI SAS 70 report, in the last two fiscal years as follows

2008	$80,000
2009	$74,000

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant's applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2008	$24,000
2009	$22,800

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant's Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant's financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant's last two fiscal years.

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(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)	Not applicable.
(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

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ITEM 11. CONTROLS AND PROCEDURES

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By: /s/ Christian W. Thwaites ----------------------------------- Christian W. Thwaites, President & Chief Executive Officer Date: March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian W. Thwaites ----------------------------------- Christian W. Thwaites, President & Chief Executive Officer

By: /s/ Thomas P. Malone ------------------------------- Thomas P. Malone, Vice President & Treasurer Date: March 8, 2010

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SENTINEL FAMILY OF FUNDS CODE OF ETHICS FOR

PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

August 15, 2003, as amended March 12, 2008

I. Covered Officers and Purposes of the Code

     The Sentinel Family of Funds’ code of ethics (the “Code”) for the investment companies within the complex (listed in Exhibit A hereto) (collectively, the “Funds” and each, a “Fund”) applies to each Fund’s Principal Executive Officer and Senior Financial Officers (the “Covered Officers”), each of whom is identified in Exhibit B hereto, for the purpose of promoting:

  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.
  Full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission (the “SEC”) and in other public communications made by such Fund.
  Compliance with applicable laws and governmental rules and regulations;
  The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code.
  Accountability for adherence to the Code.

     Covered Officers should adhere to a high standard of business ethics and should avoid placing themselves in a “compromising position” where their interests may be, or appear to be, in conflict with those of the Funds and their shareholders.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his services to, a Fund. A Covered Officer must not engage in any activity that could result in an actual, potential or perceived conflict of interest. Thus, a Covered Officer must not represent a Fund in any activity or transaction if the personal interests of the Covered Officer might affect his or her ability to represent such Fund’s interests fairly and impartially. A Covered Officer must not knowingly and voluntarily permit himself or herself to be placed in a position where his or her interests may become adverse to a Fund’s. Covered Officers should be aware that any transaction or activity involving the Covered Officer (or even a relative or close associate thereof) could pose a conflict of interest, whether perceived, potential or actual.

Certain conflicts of interest arise out of the relationships between Covered

Officers and a Fund and already are subject to conflict of interest provisions in the

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Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940 (the “Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of such Fund. The compliance programs of the Funds and their investment adviser, Sentinel Advisors Company (“Sentinel Advisors”), are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and Sentinel Advisors, of which the Covered Officers are also officers or employees. As a result, the Code recognizes that the Covered Officers, in the normal course of their duties (whether formally for a Fund or for Sentinel Advisors, or for both), will be involved in establishing policies and implementing decisions that will have different effects on Sentinel Advisors and such Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between such Fund and Sentinel Advisors and is consistent with the performance by the Covered Officers of their duties as officers of such Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds’ Boards of Directors/Trustees (collectively, the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fund.

Each Covered Officer must:

  Not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of such Fund.
  Not cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of such Fund.
  Not use material non-public knowledge of portfolio transactions made or contemplated for a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.
  Never accept compensation in any form from any person or entity for directing Fund business to such person or entity or for accepting business on behalf of such Fund. All placements of Fund business and acceptance of

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  businesses by such Fund must be rewarded purely upon business considerations and such Fund’s best interests.
  Report at least annually affiliations or other relationships related to conflicts of interest.

     These are certain conflict of interest situations that should always be discussed with the Counsel of Sentinel Advisor (“Counsel”), including the following.

  Service as a director, trustee, officer, owner or partner of, or as a consultant or independent contractor to, any publicly or privately owned business organization, regardless of whether compensation of any form is received.
  The receipt of any gifts with a value in excess of U.S. $100. It must be remembered that business relationships cannot always be separated from personal relationships and that the integrity of a business relationship is always susceptible to criticism in hindsight where gifts are received. Under no circumstances may Covered Officers accept gifts in the form of cash or cash equivalents.
  The receipt of any entertainment from any company with which a Fund has current or prospective business dealings unless such entertainment is business- related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety.
  The giving of gifts or entertainment to a Fund shareholder, service provider, supplier or other Fund business contact. Covered Officers must use careful judgment to ascertain that the matter is handled in good taste without excessive expense. The aggregate value of all such gifts or entertainment to a business contact may not exceed U.S. $100 in any 12-month period.
  Any ownership interest in, or any consulting, employment or any other type of special relationship with, any of a Fund’s service providers, other than Sentinel Advisors, its principal underwriter, administrator or any affiliated person thereof. All details of a Fund’s relationships and transactions with those with whom it does business must be entered in its records.
  A direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III. Disclosure and Compliance

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Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to a Fund.
Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside such Fund, including to such Fund’s directors/trustees and auditors, and to governmental regulators and self-regulatory organizations.
Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and Sentinel Advisors with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents such Fund files with, or submits to, the SEC and in other public communications made by such Fund.
It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability
Covered Officer must:
Upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer) affirm in writing that he or she has received, read and understands the Code. The form for this purpose is attached hereto as Exhibit C.
Annually thereafter affirm that he or she has complied with the requirements of the Code. The document for this purpose is attached hereto as Exhibit D.
Not retaliate against any other Covered Officer or any employee of a Fund or its affiliated persons for reports of potential violations that are made in good faith.
Notify Counsel promptly, on a confidential basis, if he or she knows of any violations of this Code. Failure to do so is itself a violation of this Code.

     Counsel is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, the Board will consider any approvals or waivers sought by the Covered Officers.

     The Funds will adhere to the following procedures in investigating and enforcing this Code.

  Counsel will take all appropriate action to investigate any potential violations reported to him or her.
  If, after such investigation, Counsel believes that no violation occurred, Counsel is not required to take any further action.
  Any matter that Counsel believes is a violation will be reported to the Audit Committee.

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  If the Audit Committee concurs that a violation has occurred, it will inform and make a recommendation to the Board, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures, notification to appropriate personnel of Sentinel Advisors, or a recommendation to dismiss the Covered Officer.
  The Board will be responsible for granting waivers, as appropriate.
  Any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

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V. Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, Sentinel Advisors or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’ and Sentinel Advisors’ codes of ethics under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A and/or Exhibit B, must be approved by a majority vote of the Board, including a majority vote of the independent directors/trustees.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board or the appropriate Fund and Sentinel Advisors personnel.

VIII. Penalties

     A Covered Officer who violates the high ethical standards contained in this Code may be subject to disciplinary action, including dismissal as an officer of a Fund.

IX. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstances or legal conclusion.

Date: August 15, 2003

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Exhibit B

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

LIST OF SENTINEL FUNDS

Sentinel Group Funds, Inc. Sentinel Variable Products Trust

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

LIST OF COVERED OFFICERS

As of March 12, 2008 Sentinel Group Funds, Inc.: Christian W. Thwaites John Birch Sentinel Variable Products Trust: Christian W. Thwaites Thomas P. Malone

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Exhibit C

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

INITIAL CERTIFICATION OF RECEIPT

(This certification must be returned to Counsel within 10 days of receipt of a copy of the Code)

     I hereby acknowledge that I have received and read the Sentinel Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). I understand and agree that as a Covered Officer, I am subject to and will abide by the Code’s provisions and all amendments thereto. I further undertake to obey the rules of any regulatory body with which the Sentinel Family of Funds may be required to comply either directly or indirectly prevailing from time to time and any addition, amendment or replacement that is set out in any written notice which is subsequently given to me. I understand that failure to follow such policies and procedures can result in disciplinary action by the Board of Directors/Trustees of the Sentinel Family of Funds, as well as possible civil and criminal penalties.

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Signature

_______________ Date

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Print Name

C-1

NY1 5500985v1

Exhibit C

SENTINEL FAMILY OF FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

ANNUAL CERTIFICATION

(This certification must be returned to Counsel by [date] of each year)

     I hereby certify that I have read and understand and agree to abide by the Sentinel Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). I further certify that I have complied with all the requirements of the Code and reported any transactions, affiliations and/or relationships required to be reported under the Code.

______________________________________
Signature

_______________ Date

______________________________________
Print Name

C-2

NY1 5500985v1